Exhibit 10.02

                           EMPLOYEE PROGRAMS AGREEMENT

                                     between

                                  PepsiCo, Inc.

                                       and

                         TRICON Global Restaurants, Inc.


                                   Dated as of
                               ____________, 1997


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                               TABLE OF CONTENTS

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1 DEFINITIONS AND REFERENCES.................................................................1
    1.1 DEFINITIONS..........................................................................1
        (a) 414(l)(1) Amount.................................................................1
        (b) Action...........................................................................1
        (c) Agreement........................................................................2
        (d) ASO Contract.....................................................................2
        (e) Award............................................................................2
        (f) Casual Dining Businesses.........................................................2
        (g) Bulk Asset Transfer..............................................................2
        (h) Close of the Distribution Date...................................................2
        (i) Code.............................................................................2
        (j) Conversion Formula...............................................................2
        (k) Deferral Programs................................................................2
        (l) Distribution.....................................................................3
        (m) Distribution Date................................................................3
        (n) DRIP.............................................................................3
        (o) ERISA............................................................................3
        (p) Executive Programs...............................................................3
        (q) Foreign Plan.....................................................................3
        (r) Governmental Authority...........................................................4
        (s) Group Insurance Policy...........................................................4
        (t) Health and Welfare Plans.........................................................4
        (u) Hiring Company...................................................................4
        (v) HMO..............................................................................4
        (w) HMO Agreements...................................................................4
        (x) Immediately after the Distribution Date..........................................4
        (y) Individual Agreement.............................................................5
        (z) Indemnitor.......................................................................5
        (aa) Initial Asset Transfer..........................................................5
        (bb) Liabilities.....................................................................5
        (cc) Long-Term Incentive Plan........................................................5
        (dd) LTD VEBA........................................................................5
        (ee) Master Trust....................................................................5
        (ff) Material Feature................................................................6
        (gg) Participating Company...........................................................6
        (hh) Pension Equalization Plan.......................................................6
        (ii) Pension Plan....................................................................6
        (jj) PepsiCo Capital Stock...........................................................6
        (kk) PepsiCo Executive...............................................................6
        (ll) PepsiCo Group...................................................................7
        (mm) PepsiCo Leave of Absence Programs...............................................7
        (nn) Person..........................................................................7
        (oo) Plan............................................................................7
        (pp) Prior Company...................................................................7
        (qq) Record Date.....................................................................7
        (rr) Reimbursement Plans.............................................................7
        (ss) Restaurant Businesses...........................................................7
        (tt) Salaried Employee...............................................................8
        (uu) Savings Plan....................................................................8
        (vv) Separation Agreement............................................................8
        (ww) SharePower Plan.................................................................8
        (xx) Short-Term Incentive Plan.......................................................8
        (yy) Stock Option Incentive Plan.....................................................8
        (zz) Stock Purchase Plan.............................................................8
        (aaa) Subsequent Asset Transfer......................................................9
        (bbb) Subsidiary.....................................................................9
        (ccc) Transferred Individual.........................................................9
        (ddd) Transition Individual.........................................................10
        (eee) Transition Period.............................................................10
        (fff) TRICON Common Stock...........................................................11
        (ggg) TRICON Group..................................................................11
    1.2 REFERENCES..........................................................................11

2 GENERAL PRINCIPLES........................................................................12
    2.1 ASSUMPTION OF LIABILITIES...........................................................12
    2.2 TRICON PARTICIPATION IN PEPSICO PLANS...............................................12
        (a) Participation in PepsiCo Plans and PepsiCo Restaurant Health and Welfare Plans..12
        (b) PepsiCo's General Obligations as Plan Sponsor...................................12
        (c) TRICON's General Obligations as Participating Company...........................13
        (d) Termination of Participating Company Status.....................................13
    2.3 ESTABLISHMENT OF TRICON PLANS.......................................................13
    2.4 TERMS OF PARTICIPATION BY TRANSFERRED INDIVIDUALS...................................14
    2.5 RESTRICTION ON PLAN AMENDMENTS......................................................14

3 DEFINED BENEFIT PLANS.....................................................................15
    3.1 ESTABLISHMENT OF MIRROR PENSION TRUSTS..............................................15
    3.2 PIZZA HUT PENSION PLANS.............................................................15
    3.3 ASSUMPTION OF PENSION PLAN AND PENSION EQUALIZATION PLAN LIABILITIES AND
        ALLOCATION OF INTERESTS IN THE PEPSICO PENSION TRUST................................15
        (a) Assumption of Liabilities by TRICON Pension Plan................................15
        (b) Asset Allocations and Transfers.................................................15
    3.4 ACTION IN EVENT OF PBGC INTERVENTION................................................17

4 DEFINED CONTRIBUTION PLANS................................................................19
    4.1 SAVINGS PLAN........................................................................19
        (a) Savings Plan Trust..............................................................19
        (b) Assumption of Liabilities and Transfer of Assets................................19
        (c) Non-Employer Stock Funds........................................................19
        (d) Miscellaneous Funds.............................................................20
    4.2 ESOP................................................................................20

5 HEALTH AND WELFARE PLANS..................................................................21
    5.1 ASSUMPTION OF HEALTH AND WELFARE PLAN LIABILITIES...................................21
    5.2 ESTABLISHMENT OF MIRROR LTD VEBA....................................................21
    5.3 LTD VEBA ASSET TRANSFERS............................................................21
    5.4 CONTRIBUTIONS TO, INVESTMENTS OF, AND DISTRIBUTIONS FROM VEBAS......................22
    5.5 VENDOR CONTRACTS....................................................................22
        (a) ASO Contracts, Group Insurance Policies, HMO Agreements and Letters of
           Understanding....................................................................22
        (b) Effect of Change in Rates.......................................................23
        (c) Management of the ASO Contracts, Group Insurance Policies, HMO Agreements,
           Letters of Understanding and other Vendor Contracts..............................23
    5.6 PEPSICO SALARY CONTINUATION.........................................................24
    5.7 POSTRETIREMENT HEALTH AND LIFE INSURANCE BENEFITS...................................24
    5.8 COBRA AND HIPAA.....................................................................24
    5.9 LEAVE OF ABSENCE PROGRAMS...........................................................25
    5.10 PEPSICO WORKERS' COMPENSATION PROGRAM..............................................25
    5.11 PEPSICO PRIVATE LINE EMPLOYEE ASSISTANCE PROGRAM...................................25
    5.12 POST-DISTRIBUTION TRANSITIONAL ARRANGEMENTS........................................25
        (a) Continuance of Elections, Co-Payments and Maximum Benefits......................25
        (b) Administration..................................................................26
        (c) Other Post-Distribution Transitional Rules......................................27
    5.13 APPLICATION OF ARTICLE 5 TO THE TRICON GROUP.......................................27

6 EXECUTIVE PROGRAMS........................................................................28
    6.1 ASSUMPTION OF OBLIGATIONS...........................................................28
    6.2 SHORT-TERM INCENTIVE PLANS..........................................................28
    6.3 LONG-TERM INCENTIVE PLAN AND STOCK OPTION INCENTIVE PLAN............................28
        (a) Transferred Individuals Who Are Active Employees of TRICON......................28
        (b) Transferred Individuals Who Are Not Active Employees of TRICON..................30
    6.4 DEFERRAL PROGRAMS...................................................................31
        (a) PepsiCo Executive Income Deferral Program.......................................31
        (b) PepsiCo Performance Share Unit Deferral Program.................................31
        (c) PepsiCo Option Gains Deferral Program...........................................31
    6.5 RESTAURANT DEFERRED COMPENSATION PLAN...............................................32
    6.6 EXECUTIVE LOAN PROGRAM..............................................................32
    6.7 STOCK OPTION INCENTIVE PLAN RECORDKEEPING ACCOUNTS..................................32

7 MISCELLANEOUS BENEFITS....................................................................34
    7.1 SHAREPOWER PLAN.....................................................................34
        (a) Treatment of Outstanding Grants Under PepsiCo SharePower Plan...................34
        (b) Recordkeeping Accounts..........................................................34
    7.2 STOCK PURCHASE PLAN.................................................................35
        (a) Transfer of PepsiCo Capital Stock...............................................35
        (b) Transfer of TRICON Common Stock.................................................35

8 TRANSITIONAL ARRANGEMENTS.................................................................36
    8.1 TRANSITION INDIVIDUALS/RECOGNITION OF SERVICE.......................................36
    8.2 PENSION PLANS.......................................................................36
        (a) Assumption of Liabilities/Noncommencement of Pensions...........................36
        (b) Asset/Liability Allocations and Transfers.......................................36
    8.3 SAVINGS PLAN........................................................................37
    8.4 HEALTH AND WELFARE PLANS............................................................37
        (a) Continuance of Elections, Co-Payments, and Maximum Benefits.....................37
        (b) Reimbursement Plans.............................................................37
    8.5 EXECUTIVE PROGRAMS..................................................................37
        (a) Long-Term Incentive Plan and Stock Option Incentive Plan........................37
        (b) Restaurant Deferred Compensation Plan...........................................38
        (c) Deferral Programs...............................................................38
    8.6 SHAREPOWER PLANS....................................................................38
    8.7 STOCK PURCHASE PLANS................................................................38
    8.8 SHORT-TERM INCENTIVE PLAN...........................................................38

9 GENERAL...................................................................................39
    9.1 PAYMENT OF AND ACCOUNTING TREATMENT FOR EXPENSES AND BALANCE SHEET AMOUNTS..........39
        (a) Expenses........................................................................39
        (b) Balance Sheet Amounts...........................................................39
    9.2 SHARING OF PARTICIPANT INFORMATION..................................................39
    9.3 RESTRICTIONS ON EXTENSION OF OPTION EXERCISE PERIODS, AMENDMENT OR MODIFICATION
        OF OPTION TERMS AND CONDITIONS......................................................39
    9.4 NON-SOLICITATION OF EMPLOYEES.......................................................40
    9.5 REPORTING AND DISCLOSURE AND COMMUNICATIONS TO PARTICIPANTS.........................40
    9.6 PLAN AUDITS.........................................................................40
        (a) Audit Rights with Respect to the Allocation or Transfer of Plan Assets..........40
        (b) Audit Rights With Respect to Information Provided...............................41
        (c) Audits Regarding Vendor Contracts...............................................41
    9.7 BENEFICIARY DESIGNATIONS............................................................42
    9.8 REQUESTS FOR INTERNAL REVENUE SERVICE RULINGS AND UNITED STATES DEPARTMENT OF
        LABOR OPINIONS......................................................................42
        (a) Cooperation.....................................................................42
        (b) Applications....................................................................42
    9.9 FIDUCIARY AND RELATED MATTERS.......................................................42
    9.10 NON-TERMINATION OF EMPLOYMENT; NO THIRD-PARTY BENEFICIARIES........................43
    9.11 COLLECTIVE BARGAINING..............................................................43
    9.12 CONSENT OF THIRD PARTIES...........................................................43
    9.13 FOREIGN PLANS......................................................................43
    9.14 EFFECT IF DISTRIBUTION DOES NOT OCCUR..............................................44
    9.15 RELATIONSHIP OF PARTIES............................................................44
    9.16 AFFILIATES.........................................................................44
    9.17 ARBITRATION........................................................................44
    9.18 INDEMNIFICATION....................................................................45
    9.19 NOTICES............................................................................46
    9.20 INTERPRETATION.....................................................................46
    9.21 GOVERNING LAW/EXECUTION............................................................47

APPENDIX A PEPSICO EXECUTIVE PROGRAMS.......................................................48

APPENDIX B HEALTH AND WELFARE PLANS.........................................................49

APPENDIX C FOREIGN PLANS....................................................................51


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                           EMPLOYEE PROGRAMS AGREEMENT

        This EMPLOYEE PROGRAMS AGREEMENT, dated as of ___________, 1997, is by and between PepsiCo, Inc., a North Carolina corporation ("PepsiCo"), and TRICON Global Restaurants, Inc., a North Carolina corporation ("TRICON").

        WHEREAS, PepsiCo has decided to consolidate the assets and operations of its worldwide KFC, Pizza Hut and Taco Bell businesses (collectively, the "Restaurant Businesses") into TRICON and TRICON's subsidiaries and affiliates and to distribute the Common Stock of TRICON to the holders of PepsiCo Capital Stock (the "Distribution"); and

        WHEREAS, PepsiCo and TRICON have entered into a Separation Agreement, dated as of the date of this agreement (the "Separation Agreement"), and certain other agreements that will govern certain matters relating to the Distribution and the relationship of PepsiCo and TRICON and their respective Subsidiaries following the Distribution; and

        WHEREAS, pursuant to the Separation Agreement, PepsiCo and TRICON have agreed to enter into this Agreement for the purpose of allocating assets, liabilities, and responsibilities with respect to certain employee compensation and benefit plans and programs between them;

        NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Separation Agreement, the Parties (as that term is defined in the Separation Agreement) agree as follows:

                                     ARTICLE

                                       1

                           DEFINITIONS AND REFERENCES


 1.1     DEFINITIONS

        For purposes of this Agreement, capitalized terms used (other than the formal names of PepsiCo Plans (as defined below)) and not otherwise defined shall have the respective meanings assigned to them below or as assigned to them in the Separation Agreement (as defined above):

        (a)     414(l)(1) Amount


        "414(l)(1) Amount" means, the minimum amount necessary to fund vested benefits under the PepsiCo Pension Plan and the TRICON Pension Plan on a "termination basis" (as that term is defined in Treas. Reg. Sec. 1.414(l)-1(b)(5)) in accordance with the actuarial assumptions described in
Section 3.3.


        (b)     Action

        "Action" means any demand, action, cause of action, suit, countersuit, arbitration, inquiry, proceeding, or investigation by or before any Governmental Authority or any arbitration or mediation tribunal, pending or threatened, known or unknown.

        (c)     Agreement

        "Agreement" means this Employee Programs Agreement, including all the attached Appendices.

        (d)     ASO Contract

        "ASO Contract" means an administrative services only contract, related prior practice, or related understanding with a third-party administrator that pertains to any PepsiCo Health and Welfare Plan, PepsiCo Restaurants Health and Welfare Plan, or TRICON Health and Welfare Plan.

        (e)     Award

        "Award" means an award under a Long-Term Incentive Plan or a Short-Term Incentive Plan or, as the context or facts may require, any other award under another incentive or special bonus, incentive, or award program or arrangement.

        (f)     Casual Dining Businesses

        "Casual Dining Businesses" has the meaning given that term under the Separation Agreement.

        (g)     Bulk Asset Transfer


        "Bulk Asset Transfer" is defined in Section 3.3(b)(2).


        (h)     Close of the Distribution Date

        "Close of the Distribution Date" means 11:59:59 P.M., Eastern Standard Time or Eastern Daylight Time (whichever shall then be in effect), on the Distribution Date.

        (i)     Code

        "Code" means the Internal Revenue Code of 1986, as amended, or any successor federal income tax law. Reference to a specific Code provision also includes any proposed, temporary, or final regulation in force under that provision.

        (j)     Conversion Formula

        "Conversion Formula" means the appropriate formula described in the Form 10, filed with the Securities and Exchange Commission by PepsiCo in connection with the Distribution, which shall be applied for adjusting the exercise price and award size of PepsiCo stock options under the PepsiCo Long-Term Incentive Plan, PepsiCo SharePower Plan and PepsiCo Stock Option Incentive Plan or for determining the exercise price and number of TRICON stock options issued as a result of the conversion of PepsiCo options granted under the PepsiCo Long-Term Incentive Plan, the PepsiCo Stock Option Incentive Plan and the PepsiCo SharePower Plan, as applicable.

        (k)     Deferral Programs

        "Deferral Programs," when immediately preceded by "PepsiCo" or when the applicable Hiring Company or Prior Company is a member of the PepsiCo Group, means the PepsiCo, Inc. Executive Income Deferral Program, the PepsiCo, Inc. Performance Share Unit Deferral Program, and the PepsiCo, Inc. Option Gains Deferral Program. When immediately preceded by "TRICON" or when the applicable Hiring Company or Prior Company is a member of the TRICON Group, "Deferral Plan" means the executive income deferral program, performance share unit deferral program and the option gains deferral program to be established by TRICON pursuant to Section 2.3.

        (l)     Distribution

        "Distribution" has the meaning given that term under the Separation Agreement.

        (m)     Distribution Date

        "Distribution Date" has the meaning given that term under the Separation Agreement.

        (n)     DRIP

        "DRIP," when immediately preceded by "PepsiCo" or when the applicable Hiring Company or Prior Company is a member of the PepsiCo Group, means the PepsiCo Dividend Reinvestment Plan. When immediately preceded by "TRICON" or when the applicable Hiring Company or Prior Company is a member of the TRICON Group, "DRIP" means the dividend reinvestment plan or program to be established by TRICON.

        (o)     ERISA

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific provision of ERISA also includes any proposed, temporary, or final regulation in force under that provision.

        (p)     Executive Programs

        "Executive Programs," when immediately preceded by "PepsiCo" or when the applicable Hiring Company or Prior Company is a member of the PepsiCo Group, means the executive benefit and nonqualified plans, programs, and arrangements established, maintained, agreed upon, or assumed by a member of the PepsiCo Group for the benefit of employees and former employees of members of the PepsiCo Group before the Close of the Distribution Date, including the plans and programs listed in Appendix A. When immediately preceded by "TRICON" or when the applicable Hiring Company or Prior Company is a member of the TRICON Group, "Executive Programs" means the executive benefit plans and programs to be established by TRICON pursuant to Section 2.3 that correspond to the respective PepsiCo Executive Programs including those plans and programs listed in Appendix A.

        (q)     Foreign Plan

        "Foreign Plan," when immediately preceded by "PepsiCo," means a Plan maintained by the PepsiCo Group or when immediately preceded as "TRICON," a plan maintained by the TRICON Group, in either case for the benefit of employees who are compensated under a payroll which is administered outside the 50 United States, its territories and possessions, and the District of Columbia.

        (r)     Governmental Authority

        "Governmental Authority" means any federal, state, local, foreign, or international court, government, department, commission, board, bureau, agency, official, or other regulatory, administrative, or governmental authority, including the Department of Labor, the Internal Revenue Service, and the Pension Benefit Guaranty Corporation.

        (s)     Group Insurance Policy

        "Group Insurance Policy" means a group insurance policy issued in connection with any PepsiCo Health and Welfare Plan, PepsiCo Restaurants Health and Welfare Plan, or any TRICON Health and Welfare Plan, as applicable.

        (t)     Health and Welfare Plans

        "Health and Welfare Plans," when immediately preceded by "PepsiCo" or when the applicable Hiring Company or Prior Company is a member of the PepsiCo Group, means the health and welfare benefit plans, programs, and policies which are sponsored by PepsiCo. When immediately preceded by "PepsiCo Restaurant," "Health and Welfare Plans" means the benefit plans, programs and policies listed in the first part of Appendix B to this Agreement that are sponsored by a member of the TRICON Group for periods immediately before the Close of the Distribution Date, and such other welfare plans or programs as may apply to any such member's employees, retirees and dependents for such periods. When immediately preceded by "TRICON" or when the applicable Hiring Company or Prior Company is a member of the TRICON Group, "Health and Welfare Plans" means benefit plans, programs, and policies listed in the second part of Appendix B to this Agreement which are sponsored by a member of the TRICON Group for periods Immediately after the Distribution Date.

        (u)     Hiring Company

        "Hiring Company," with respect to a Transition  Individual  described in
Section 1.1(ddd)(1) or (4), means a member of the PepsiCo Group, and, with respect to a Transition Individual described in Section 1.1(ddd)(2) or (3), means a member of the TRICON Group.

        (v)     HMO

        "HMO" means a health maintenance organization that provides benefits under the PepsiCo Health and Welfare Plans, PepsiCo Restaurants Health and Welfare Plans, or the TRICON Health and Welfare Plans, as applicable.

        (w)     HMO Agreements

        "HMO Agreements" means contracts, letter agreements, practices, and understandings with HMOs that provide medical services under the PepsiCo Health and Welfare Plans, PepsiCo Restaurants Health and Welfare Plans, and TRICON Health and Welfare Plans, as applicable.

        (x)     Immediately after the Distribution Date

        "Immediately after the Distribution Date" means 12:00 A.M., Eastern Standard Time or Eastern Daylight Time (whichever shall then be in effect), on the day after the Distribution Date.

        (y)     Individual Agreement

        "Individual   Agreement"  means  an  individual  contract  or  agreement
(whether written or unwritten) entered into between a member of the PepsiCo Group or a member of the TRICON Group and any employee that establishes the right of such individual to special compensation or benefits, special bonuses, supplemental pension benefits, hiring bonuses, loans, guaranteed payments, special allowances, tax equalization payments, special expatriate compensation payments, disability benefits, or share units granted (and payable in the form of cash or otherwise) under individual phantom share agreements, or that provides benefits similar to those identified in Appendix A.

        (z)     Indemnitor

        "Indemnitor" is defined in Section 9.18.

        (aa)    Initial Asset Transfer


        "Initial Asset Transfer" is defined in Section 3.3(b)(2).


        (bb)    Liabilities

        "Liabilities" means any and all losses, claims, charges, debts, demands, actions, costs and expenses (including administrative and related costs and expenses of any Plan, program, or arrangement), of any nature whatsoever, whether absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising.

        (cc)    Long-Term Incentive Plan

        "Long-Term Incentive Plan," when immediately preceded by "PepsiCo" or when the applicable Hiring Company or Prior Company is a member of the PepsiCo Group, means the PepsiCo, Inc. 1987 Long-Term Incentive Plan, the PepsiCo, Inc. 1994 Long-Term Incentive Plan, and any other long-term incentive or stock-based incentive plans assumed by a member of the PepsiCo Group by reason of merger, acquisition, or otherwise. When immediately preceded by "TRICON" or when the applicable Hiring Company or Prior Company is a member of the TRICON Group, "Long-Term Incentive Plan" means the long-term incentive plan to be established by TRICON pursuant to Section 2.3.

        (dd)    LTD VEBA

        "LTD VEBA," when immediately preceded by "PepsiCo," means the PepsiCo Long Term Disability Benefit Trust. When immediately preceded by "TRICON," "LTD VEBA" means the welfare benefit fund to be established by TRICON pursuant to
Section 5.2 that corresponds to the PepsiCo LTD VEBA.

        (ee)    Master Trust

        "Master Trust," when immediately preceded by "PepsiCo", means the master trusts evidenced by the PepsiCo, Inc. Master Trust Agreement dated February 1, 1978 and the PepsiCo, Inc. Special Master Trust Agreement dated September 11, 1985, as amended from time to time, and currently associated with, among other plans, the PepsiCo Pension Plan and the Pizza Hut Pension Plan. When immediately preceded by "TRICON," "Master Trust" means the master trust(s) to be established by TRICON pursuant to Section 3.1 that corresponds to the PepsiCo Master Trust.

        (ff)    Material Feature

        "Material Feature" means any feature of a Plan that could reasonably be expected to be of material importance to the sponsoring employer or the participants and beneficiaries of the Plan, which could include, depending on the type and purpose of the particular Plan, the class or classes of employees eligible to participate in such Plan, the nature, type, form, source, and level of benefits provided by the employer under such Plan and the amount or level of contributions, if any, required to be made by participants (or their dependents or beneficiaries) to such Plan.

        (gg)    Participating Company

        "Participating Company" means any Person (other than an individual) that is participating in a Plan sponsored by a member of the PepsiCo Group or a member of the TRICON Group, as the context requires.

        (hh)    Pension Equalization Plan

        "Pension Equalization Plan," when immediately preceded by "PepsiCo" or when the applicable Hiring Company or Prior Company is a member of the PepsiCo Group, means the PepsiCo Pension Equalization Plan. When immediately preceded by "TRICON" or when the applicable Hiring Company or Prior Company is a member of the TRICON Group, "Pension Equalization Plan" means the plan to be established by TRICON pursuant to Section 2.3 that corresponds to the PepsiCo Pension Equalization Plan.

        (ii)    Pension Plan

        "Pension Plan," when immediately preceded by "PepsiCo" or when the applicable Hiring Company or Prior Company is a member of the PepsiCo Group, means the PepsiCo Salaried Employees Retirement Plan. When immediately preceded by "TRICON" or when the applicable Hiring Company or Prior Company is a member of the TRICON Group, "Pension Plan" means the plan to be established by TRICON pursuant to Section 2.3 that corresponds to the PepsiCo Pension Plan. When immediately preceded by "Pizza Hut," "Pension Plan" means the Pizza Hut Hourly Employees Pension Plan.

        (jj)    PepsiCo Capital Stock

        "PepsiCo Capital Stock" has the meaning given that term in the Separation Agreement.

        (kk)    PepsiCo Executive

        "PepsiCo Executive" means an employee or former employee of a member of the PepsiCo Group or a member of the TRICON Group, who immediately before the Close of the Distribution Date is or was eligible to participate in or receive a benefit under any PepsiCo Executive Program.

        (ll)    PepsiCo Group

        "PepsiCo Group" has the meaning given that term under the Separation Agreement.

        (mm)    PepsiCo Leave of Absence Programs

        "PepsiCo Leave of Absence Programs" means the leave of absence programs offered from time to time under the personnel policies and practices of PepsiCo and leaves offered in accordance with the Family and Medical Leave Act of 1993, as amended.

        (nn)    Person

        "Person" means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any other entity, and any Governmental Authority.

        (oo)    Plan

        "Plan," when immediately preceded by "PepsiCo" or "TRICON," means any plan, policy, program, payroll practice, on-going arrangement, contract, trust, insurance policy or other agreement or funding vehicle, whether written or unwritten, providing benefits to employees, or former employees of the PepsiCo Group or the TRICON Group, as applicable.

        (pp)    Prior Company

        "Prior  Company," with respect to a Transition  Individual  described in
Section 1.1(ddd)(1) or (4), means a member of the TRICON Group and, with respect to a Transition Individual described in Section 1.1(ddd)(2) or (3), means a member of the PepsiCo Group.

        (qq)    Record Date

        "Record Date" has the meaning given that term under the Separation Agreement.

        (rr)    Reimbursement Plans

        "Reimbursement Plans," when immediately preceded by "PepsiCo" or when the applicable Hiring Company or Prior Company is a member of the PepsiCo Group, means the PepsiCo Inc. Health Care Reimbursement account plan that is part of the PepsiCo Employees Health Care Program and the PepsiCo, Inc. Dependent Care Reimbursement Account Plan, as applicable. When immediately preceded by "TRICON" or when the applicable Hiring Company or Prior Company is a member of the TRICON Group, "Reimbursement Account Plans" means the corresponding health care reimbursement account plan and the dependent care reimbursement account plan to be established by TRICON pursuant to Section 2.3.

        (ss)    Restaurant Businesses

        "Restaurant Businesses" is defined in the second paragraph of the preamble of this Agreement.

        (tt)    Salaried Employee

        "Salaried Employee" means any individual who is an eligible employee within the meaning of the PepsiCo Pension Plan or the TRICON Pension Plan, as applicable.

        (uu)    Savings Plan

        "Savings Plan," when immediately preceded by "PepsiCo" or when the applicable Hiring Company or Prior Company is a member of the PepsiCo Group, means the PepsiCo Long Term Savings Program. When immediately preceded by "TRICON" or when the applicable Hiring Company or Prior Company is a member of the TRICON Group, "Savings Plan" means the TRICON Long Term Savings Program to be established by TRICON pursuant to Section 2.3.

        (vv)    Separation Agreement

        "Separation Agreement" is defined in the third paragraph of the preamble of this Agreement.

        (ww)    SharePower Plan

        "SharePower Plan," when immediately preceded by "PepsiCo" or when the applicable Hiring Company or Prior Company is a member of the PepsiCo Group, means the PepsiCo SharePower Stock Option Plan. When immediately preceded by "TRICON" or when the applicable Hiring Company or Prior Company is a member of the TRICON Group, "SharePower Plan" means the stock option plan to be established by TRICON pursuant to Section 2.3.

        (xx)    Short-Term Incentive Plan

        "Short-Term Incentive Plan," when immediately preceded by "PepsiCo," means the PepsiCo, Inc. 1994 Executive Incentive Compensation Plan, the PepsiCo, Inc. Executive Incentive Plan, the Middle Management Incentive Compensation
Plan, and any other special compensation, bonus and incentive compensation programs. When immediately preceded by "TRICON," "Short-Term Incentive Plan" means the executive incentive compensation plan, executive incentive plan, the middle management compensation plan and any other special compensation, bonus and incentive compensation programs to be established by TRICON pursuant to
Section 2.3.

        (yy)    Stock Option Incentive Plan

        "Stock Option Incentive Plan" when immediately preceded by "PepsiCo" or when the applicable Hiring Company or Prior Company is a member of the PepsiCo Group, means the "PepsiCo, Inc. 1995 Stock Option Incentive Plan" and any predecessor plans. When immediately preceded by "TRICON" or when the applicable Hiring Company or Prior Company is a member of the TRICON Group, "Stock Option Incentive Plan" means the stock option incentive plan established by TRICON pursuant to Section 2.3.

        (zz)    Stock Purchase Plan

        "Stock Purchase Plan," when immediately preceded by "PepsiCo" or when the applicable Hiring Company or Prior Company is a member of the PepsiCo Group, means the PepsiCo Capital Stock Purchase Plan. When immediately preceded by "TRICON" or when the applicable Hiring Company or Prior Company is a member of the TRICON Group, "Stock Purchase Plan" means the employee stock purchase plan to be established by TRICON pursuant to Section 2.3.

        (aaa)   Subsequent Asset Transfer


        "Subsequent Asset Transfer" is defined in Section 3.3(b)(2).


        (bbb)   Subsidiary

        "Subsidiary" of any Person means any corporation or other organization whether incorporated or unincorporated of which at least a majority of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; provided, however, that no Person that is not directly or indirectly wholly owned by any other Person shall be a Subsidiary of such other Person unless such other Person controls, or has the right, power, or ability to control, that Person.

        (ccc)   Transferred Individual

        "Transferred Individual" means any individual who, as of the Close of the Distribution Date: (1) is either then actively employed by, or then on a leave of absence from, a member of the TRICON Group; or (2) is neither then actively employed by, nor then on a leave of absence from, a member of the TRICON Group, but (A) whose most recent (through the Close of the Distribution
Date) active employment with PepsiCo or a past or present affiliate of PepsiCo was with an entity or a corporate division of the Restaurant Businesses, the Casual Dining Businesses, and the predecessors of any such entities, to the extent such information is available, and who has not had an intervening period of employment covered by an agreement under which assets and liabilities with respect to the individual were or are to be transferred from a PepsiCo Pension Plan, or (B) who otherwise is identified pursuant to a methodology approved by PepsiCo and TRICON, which methodology shall be consistent with the intent of the parties that former employees of PepsiCo or a past or present affiliate of PepsiCo will be aligned with the entity for which they most recently (through the Close of the Distribution Date) worked and based upon the business of such entity. An alternate payee under a qualified domestic relations order (within the meaning of Code Sec. 414(p) and ERISA Sec. 206(d)), alternate recipient under a qualified medical child support order (within the meaning of ERISA Sec. 609(a)), beneficiary or covered dependent, in each case, of an employee or former employee described in (1) or (2) above shall also be a Transferred Individual with respect to that employee's or former employee's benefit under the applicable Plans. Such an alternate payee, alternate recipient, beneficiary, or covered dependent shall not otherwise be considered a Transferred Individual with respect to his or her own benefits under any applicable Plans unless he or she is a Transferred Individual by virtue of either of the first two sentences of this definition. In addition, PepsiCo, in its sole discretion, may designate any other individuals, or group of individuals, as Transferred Individuals. An individual may be a Transferred Individual pursuant to this definition regardless of whether such individual is, as of the Distribution Date, alive, actively employed, on a temporary leave of absence from active employment, on layoff, terminated from employment, retired or on any other type of employment or post-employment status relative to a PepsiCo or TRICON Plan, and regardless of whether, as of the Close of the Distribution Date, such individual is then receiving any benefits from a PepsiCo or TRICON Plan. Transferred Individual includes any individual who is on an international assignment whether paid on a U.S. payroll or a payroll outside the U.S. if such individual otherwise falls within any of the above categories.

        (ddd)   Transition Individual

        "Transition Individual" means any individual who:

               (1) is a Transferred Individual who during the Transition Period becomes an employee of a member of the PepsiCo Group, without an intervening period of employment, as a result of transfer arranged by PepsiCo and TRICON; or

               (2) is an employee of a member of the PepsiCo Group as of the Distribution Date (and is not a Transferred Individual) who during the Transition Period becomes an employee of a member of the TRICON Group, without an intervening period of employment, as a result of a transfer arranged by PepsiCo and TRICON; or

               (3) is a Transferred  Individual who during the Transition Period
        (A) becomes an employee of a member of the PepsiCo Group, and (B) subsequently becomes an employee of a member of the TRICON Group, in each case without an intervening period of employment and as a result of a transfer arranged by PepsiCo and TRICON; or

               (4) is an employee of a member of the PepsiCo Group as of the Distribution Date (and is not a Transferred Individual) who during the Transition Period (A) becomes an employee of a member of the TRICON Group, and (B) subsequently becomes an employee of a member of the PepsiCo Group, in each case without an intervening period of employment and as a result of a transfer arranged by PepsiCo and TRICON.

        An alternate payee under a qualified domestic relations order, (within the meaning of Code Sec. 414(p) and ERISA Sec. 206(d)), alternate recipient under a qualified medical child support order, (within the meaning of ERISA Sec. 609(a)), beneficiary or covered dependent, in each case, of an individual described in clause (1), (2), (3), or (4) of this definition shall also be a Transition Individual with respect to that individual's benefit under the applicable Plans. Such an alternate payee, alternate recipient, beneficiary, and covered dependent shall not otherwise be considered a Transition Individual with respect to his or her own benefits under any applicable Plans, unless he or she is a Transition Individual by virtue of clause (1), (2), (3), or (4) of this definition.

        (eee)   Transition Period

        "Transition Period" means the period beginning Immediately after the Distribution Date and ending on December 31, 1998.

        (fff)   TRICON Common Stock

        "TRICON Common Stock" has the meaning given that term in the Separation Agreement.

        (ggg)   TRICON Group

        "TRICON Group" has the meaning given that term under the Separation Agreement.

 1.2     REFERENCES

        Unless  the  context  clearly  indicates   otherwise,   reference  to  a
particular Article, Section, or subsection means the Article, Section, or subsection so delineated in this Agreement.

                                     ARTICLE

                                        2

                               GENERAL PRINCIPLES


 2.1     ASSUMPTION OF LIABILITIES

        TRICON hereby assumes and agrees to pay, perform, fulfill, and discharge, in accordance with their respective terms, all of the following (regardless of when or where such Liabilities arose or arise or were or are incurred): (i) all Liabilities to or relating to Transferred Individuals arising out of or resulting from employment by a member of the PepsiCo Group before becoming Transferred Individuals (including Liabilities under PepsiCo Plans and TRICON Plans); (ii) all other Liabilities to or relating to Transferred Individuals and other employees or former employees of a member of the TRICON Group, and their dependents and beneficiaries, to the extent relating to, arising out of or resulting from future, present or former employment with a member of the TRICON Group (including Liabilities under PepsiCo Plans and TRICON Plans); (iii) all Liabilities relating to, arising out of, or resulting from any other actual or alleged employment relationship with the TRICON Group; (iv) all Liabilities under any Individual Agreements relating to Transferred Individuals; and (v) all other Liabilities relating to, arising out of, or resulting from obligations, liabilities, and responsibilities expressly assumed or retained by a member of the TRICON Group, or a TRICON Plan pursuant to this Agreement.
TRICON shall have assumed all such Liabilities described in this Agreement, unless the Liability is explicitly retained in writing by PepsiCo or excluded in writing by PepsiCo from those being assumed by TRICON.

 2.2     TRICON PARTICIPATION IN PEPSICO PLANS

        (a) Participation in PepsiCo Plans and PepsiCo Restaurant Health and Welfare Plans

        Subject to the terms and conditions of this Agreement, each member of the TRICON Group that is, as of the date of this Agreement, a Participating Company in any of the PepsiCo Plans or the PepsiCo Restaurant Health and Welfare Plans shall continue as such through the Close of the Distribution Date. Effective as of any date before the Distribution Date, a member of the TRICON Group not described in the preceding sentence may, at its request and with the consent of PepsiCo (which shall not be unreasonably withheld), become a Participating Company in any or all of the PepsiCo Plans (applicable to Transferred Individuals) or PepsiCo Restaurant Health and Welfare Plans.

        (b)     PepsiCo's General Obligations as Plan Sponsor

        PepsiCo shall continue through the Close of the Distribution Date to administer, or cause to be administered, in accordance with their terms and applicable law, the PepsiCo Plans and the PepsiCo Restaurant Health and Welfare Plans; provided, however, that effective September 1, 1997 through the Close of the Distribution Date (unless PepsiCo directs otherwise, in its sole discretion), TRICON shall be responsible, subject to the direction and control of PepsiCo, for administering, or causing to be administered, in accordance with their terms and applicable law, the PepsiCo Restaurant Health and Welfare Plans and such portion of the PepsiCo Plans as PepsiCo shall determine in its sole discretion. Through the Close of the Distribution Date, PepsiCo shall have the sole discretion and authority to interpret the PepsiCo Plans and the PepsiCo Restaurant Health and Welfare Plans as set forth therein.

        (c)     TRICON's General Obligations as Participating Company

        TRICON shall perform with respect to its participation in the PepsiCo Plans and PepsiCo Restaurant Health and Welfare Plans, and shall cause each other member of the TRICON Group that is a Participating Company in any PepsiCo Plan or PepsiCo Restaurant Health and Welfare Plan to perform the duties of a Participating Company as set forth in such Plans or any procedures adopted pursuant thereto, including: (i) assisting in the administration of claims, to the extent requested by the claims administrator or plan administrator of the applicable PepsiCo Plan or PepsiCo Restaurant Health and Welfare Plan; (ii) cooperating fully with PepsiCo Plan or PepsiCo Restaurant Health and Welfare Plan auditors, benefit personnel and benefit vendors; (iii) preserving the confidentiality of all financial arrangements PepsiCo has or may have with any vendors, claims administrators, trustees or any other entity or individual with whom PepsiCo has entered into an agreement relating to the PepsiCo Plans or PepsiCo Restaurant Health and Welfare Plans; and (iv) preserving the confidentiality of participant health information (including health information in relation to leaves under the Family and Medical Leave Act of 1993, as amended).

        (d)     Termination of Participating Company Status

        Effective as of the Close of the Distribution Date, TRICON and each other member of the TRICON Group shall cease to be a Participating Company in the PepsiCo Plans.

 2.3     ESTABLISHMENT OF TRICON PLANS


        Effective Immediately after the Distribution Date, unless otherwise provided, TRICON shall have adopted, or shall have caused to be adopted, before the Close of the Distribution Date, the TRICON Pension Plan, the TRICON Pension Equalization Plan, the TRICON Savings Plan, the TRICON SharePower Plan, the TRICON Stock Purchase Plan, and the TRICON Executive Programs for the benefit of Transferred Individuals and other current, future, and former employees of the TRICON Group. Before the Close of the Distribution Date, to the extent that it has not already occurred, TRICON shall have adopted, or shall have caused to be adopted, effective Immediately after the Distribution Date, the TRICON Health and Welfare Plans listed in the second part of Appendix B to this Agreement, and it shall substitute itself or another member of the TRICON Group as the plan sponsor and administrator of the TRICON Health and Welfare Plans. In the context of TRICON's adoption of the TRICON Health and Welfare Plans, TRICON shall also take such steps as may be necessary to adopt and shall assume all Liabilities with respect to the PepsiCo Restaurant Health and Welfare Plans and those plans and programs under the PepsiCo Health and Welfare Plans in which Transferred Individuals participate as of the Close of the Distribution Date. TRICON shall convert such PepsiCo Restaurant Health and Welfare Plan, along with any PepsiCo Health and Welfare Plans in which Transferred Individuals participate as of the Close of the Distribution Date, to TRICON Health and Welfare Plans effective Immediately after the Distribution Date. Except for the TRICON Stock Option Incentive Plan, the TRICON Long-Term Incentive Plan, the TRICON SharePower Plan, and the TRICON Stock Purchase Plan , the foregoing TRICON Plans as in effect Immediately after the Distribution Date shall be substantially identical in all Material Features to the corresponding PepsiCo Plans as in effect as of the Close of the Distribution Date. The TRICON Stock Option Incentive Plan, the TRICON Long-Term Incentive Plan, the TRICON SharePower Plan, and the TRICON Stock Purchase Plan shall be adopted by TRICON and approved by PepsiCo as sole shareholder of TRICON, before the Close of the Distribution Date, to become effective Immediately after the Distribution Date; provided, however, that during the two year period following the Distribution, TRICON shall in no event authorize or grant a number of options under the terms of the TRICON Stock Option Incentive Plan, the TRICON Long-Term Incentive Plan, the TRICON SharePower Plan or any other TRICON stock option plan or program, which in the aggregate would result in PepsiCo not having "control" of TRICON within the meaning of Sections 355(a)(1)(a) and 368(c) of the Code at the time of the Distribution. The exact aggregate number of options which may be authorized or granted by TRICON pursuant to the preceding sentence shall be determined by PepsiCo in its sole discretion and shall be communicated to TRICON in writing no later than October 6, 1997. Commencing on November 3, 1997, TRICON shall provide to PepsiCo, on the first business day of every month, a certificate specifying the number of options authorized or granted during the preceding month.


 2.4     TERMS OF PARTICIPATION BY TRANSFERRED INDIVIDUALS

        The TRICON Plans shall be, with respect to Transferred Individuals, in all respects the successors in interest to, shall recognize all rights and entitlements as of the Close of the Distribution Date under, and shall not provide benefits that duplicate benefits provided by, the corresponding PepsiCo Plans for such Transferred Individuals. PepsiCo and TRICON shall agree on methods and procedures, including amending the respective Plan documents, to prevent Transferred Individuals from receiving duplicative benefits from the PepsiCo Plans and the TRICON Plans. TRICON shall not permit any TRICON Plan to commence benefit payments to any Transferred Individual until it receives notice from PepsiCo regarding the date on which payments under the corresponding PepsiCo Plan shall cease. With respect to Transferred Individuals, each TRICON Plan shall provide that all service, all compensation, and all other benefit-affecting determinations that, as of the Close of the Distribution Date, were recognized under the corresponding PepsiCo Plan (including the PepsiCo Restaurant Health and Welfare Plans) (for periods immediately before the Close of the Distribution Date) shall, as of Immediately after the Distribution Date, receive full recognition, credit, and validity and be taken into account under such TRICON Plan to the same extent as if such items occurred under such TRICON Plan, except to the extent that duplication of benefits would result. The provisions of this Agreement for the transfer of assets from certain trusts relating to PepsiCo Plans (including Foreign Plans) to the corresponding trusts relating to TRICON Plans (including Foreign Plans) are based upon the understanding of the parties that each such TRICON Plan will assume all Liabilities of the corresponding PepsiCo Plan to or relating to Transferred Individuals, as provided for herein. If there are any legal or other authoritative reasons that any such Liabilities are not effectively assumed by the appropriate TRICON Plan, then the amount of assets transferred to the trust relating to such TRICON Plan from the trust relating to the corresponding PepsiCo Plan shall be recomputed, ab initio, as set forth below but taking into account the retention of such Liabilities by such PepsiCo Plan, and assets shall be transferred by the trust relating to such TRICON Plan to the trust relating to such PepsiCo Plan so as to place each such trust in the position it would have been in, had the initial asset transfer been made in accordance with such recomputed amount of assets.

 2.5     RESTRICTION ON PLAN AMENDMENTS

        During the Transition Period, neither PepsiCo nor TRICON shall adopt any amendment, or allow any amendment to be adopted, to any of their respective Pension Plans or Savings Plans that, in the opinion of counsel acceptable to both PepsiCo and TRICON, would violate Code Sec. 411(d)(6) or that would create an optional form of benefit subject to Code Sec. 411(d)(6). During the Transition Period, TRICON shall not eliminate any investment option available under the TRICON Savings Plan as of Immediately after the Distribution Date.

                                     ARTICLE

                                        3

                              DEFINED BENEFIT PLANS


 3.1     ESTABLISHMENT OF MIRROR PENSION TRUSTS

        Effective Immediately after the Distribution Date, TRICON shall establish, or cause to be established, the TRICON Master Trust which shall be qualified under Code Sec. 401(a), exempt from taxation under Code Sec. 501(a)(1), and forming part of the TRICON Pension Plan and the Pizza Hut Pension Plan.

 3.2     PIZZA HUT PENSION PLANS

        TRICON shall continue to be responsible for all Liabilities relating to the Pizza Hut Pension Plan. Effective no later than the Close of the Distribution Date, TRICON shall substitute itself or another member of the TRICON Group for PepsiCo as the plan sponsor and administrator of the Pizza Hut Pension Plan.

 3.3 ASSUMPTION OF PENSION PLAN AND PENSION EQUALIZATION PLAN LIABILITIES AND ALLOCATION OF INTERESTS IN THE PEPSICO PENSION TRUST

        (a)     Assumption of Liabilities by TRICON Pension Plan

        Immediately after the Distribution Date all Liabilities to or relating to Transferred Individuals under the PepsiCo Pension Plan and the PepsiCo Pension Equalization Plan shall cease to be Liabilities of the PepsiCo Pension Plan and the PepsiCo Pension Equalization Plan, as applicable, and shall be assumed in full and in all respects by the TRICON Pension Plan and the TRICON Pension Equalization Plan, respectively.

        (b)     Asset Allocations and Transfers

               (1)     Calculation of Pension Plan Asset Allocation

                    (A) As soon as practicable after the Close of the Distribution Date, PepsiCo shall cause to be calculated the 414(l)(1) Amount for the PepsiCo Pension Plan and the TRICON Pension Plan as of the Close of the Distribution Date. The assumptions used in determining the 414(l)(1) Amount for each Pension Plan shall be as follows:

                    (i) As if each plan were  terminating as of the Close of the
               Distribution Date and with 100% of participants who are active employees, employees on leave of absence, or former employees with rights to a future deferred vested pension assumed to elect a lump sum distribution of the value of the pension benefit accrued as of the Close of the Distribution Date.

                    (ii) For purposes of calculating the lump sum present value, mortality rates shall be based on the applicable mortality table under Code Sec. 417(e)(3)(A)(ii)(I) as specified in Rev. Rul. 95-6 and interest calculated based on the annual rate of interest on 30-year Treasury securities for the second month preceding the month of the Close of the Distribution Date.

                    (iii) For retired participants or former employees receiving benefits as of the Close of the Distribution Date, the lump sum present value of the form of benefit currently elected shall be valued in the same manner and using the same assumptions as in
               (i) and (ii) above. For active participants who are eligible to retire as of the Close of the Distribution Date, the lump sum benefit shall be based on the accrued benefit payable at the current age reflecting appropriate early retirement reductions under the plan. For all other participants, the lump sum value is the present value of the accrued benefit commencing at normal retirement age. Early retirement subsidies shall be considered only for those participants who are retired or eligible to retire as of the Close of the Distribution Date.

                    (B) If the aggregate amount of the assets of the PepsiCo Pension Plan, determined as of the Close of the Distribution Date, is not less than the sum of the 414(l)(1) Amounts for the PepsiCo Pension Plan and the TRICON Pension Plan determined in accordance with (A) above, then such assets shall be allocated between the PepsiCo Pension Plan and the TRICON Pension Plan in proportion to the 414(l)(1) Amounts of each plan.

                    (C) If the aggregate amount of the assets of the PepsiCo Pension Plan, determined as of the Close of the Distribution Date is less than the sum of the 414(l)(1) Amounts for the PepsiCo Pension Plan and the TRICON Pension Plan, then such assets shall be allocated between the PepsiCo Pension Plan and the TRICON Pension Plan proportionately to each priority category as specified under ERISA Sec. 4044, using the assumptions specified in (A) above.

               (2)     Transfer of Assets to TRICON Pension Trusts

        Effective Immediately after the Distribution Date, PepsiCo shall cause to be transferred from the PepsiCo Master Trust to the TRICON Master Trust an initial amount of assets in cash ("the Initial Asset Transfer"). The amount of the Initial Asset Transfer shall be an estimate, determined by PepsiCo in its sole discretion, of the cash required by the TRICON Pension Plan and Pizza Hut Pension Plan to make payment of benefits and appropriate expenses from the TRICON Master Trust in accordance with the plans from Immediately after the Distribution Date to the time of the Bulk Asset Transfer, described below. In the event that the Initial Asset Transfer provides insufficient cash for this purpose and upon TRICON's written request therefor, PepsiCo will cause to be transferred other amounts of assets in cash ("Subsequent Asset Transfer"), but only to the extent required to make cash payments as described above.


        As soon as practicable after the calculation of each plan's interest in the Master Trust pursuant to Section 3.3(b)(1), but in no event before PepsiCo (or its authorized representative) determines that the calculation and the data on which it is based are acceptably complete, accurate, and consistent, PepsiCo will cause the appropriate amount of assets to be transferred from the PepsiCo Master Trust to the TRICON Master Trust (the "Bulk Asset Transfer"). The amount of assets to be transferred in the Bulk Asset Transfer shall be equal to the aggregate of interests of the TRICON Pension Plan determined pursuant to Section 3.3(b)(1) and the Pizza Hut Pension Plan, adjusted by PepsiCo as of the date of the Bulk Asset Transfer to the extent necessary or appropriate to reasonably and appropriately reflect additional pension contributions, actual investment gains and losses experienced in the PepsiCo Master Trust, benefit payments, expenses, the Initial Asset Transfer, Subsequent Asset Transfers, data corrections, enhancements, and computational refinements from Immediately after the Distribution Date through the date of the actual asset transfer of such assets.


        The specific assets to be transferred from the PepsiCo Master Trust to the TRICON Master Trust in the Bulk Asset Transfer shall represent a reasonable cross-section of the asset classes in the PepsiCo Master Trust consistent with the objective of enabling TRICON to implement an investment program for the TRICON Master Trust, but in no event shall PepsiCo or the PepsiCo Master Trust be required to incur unreasonable transaction costs in the process of transferring assets and subsequently re-balancing the investment portfolio held by the PepsiCo Master Trust. Furthermore, PepsiCo shall not transfer any shares of PepsiCo or TRICON stock or any interests in group annuity contracts held by the PepsiCo Master Trust unless specifically requested by TRICON in writing, and PepsiCo shall not be required to transfer any specific asset, any portion of any specific fund or investment manager account, or any specific portion of any specific asset, fund or investment manager account. In transferring specific assets, PepsiCo makes no representation as to the appropriateness of the resulting asset allocation or investment performance resulting from the specific assets transferred. By accepting the assets transferred, TRICON acknowledges that it and not PepsiCo is serving as the fiduciary for the TRICON Master Trust with respect to the determination and actual transfer of assets from the PepsiCo Master Trust and that, acting as fiduciary for the TRICON Pension Plan and Pizza Hut Pension Plan, TRICON further acknowledges that it is able to change the asset allocation as it deems appropriate at any time. Once the assets have been transferred to and received by the TRICON Master Trust, such event shall fully and finally foreclose any issue or matter of any nature whatsoever by TRICON, the TRICON Master Trust, the TRICON Pension Plan, and the Pizza Hut Pension Plan or any other trust(s) related to such plans against PepsiCo, the PepsiCo Master Trust, the PepsiCo Pension Plan, or any other trust(s) related to such plans relating to the condition, identity, or value of such assets and TRICON shall fully indemnify PepsiCo, its employees, officers, directors, and the PepsiCo Pension Plan and the PepsiCo Master Trust regarding any Liability or regulatory issue of any nature with respect thereto.

 3.4     ACTION IN EVENT OF PBGC INTERVENTION


        Notwithstanding any provision of this Agreement to the contrary, in the event that at any time the Pension Benefit Guaranty Corporation ("PBGC") asserts that the Distribution may provide justification for PBGC to seek termination of the PepsiCo Pension Plan pursuant to ERISA Sec. 4042 or otherwise asserts that the transaction may increase unreasonably the long-run loss to the PBGC (within the meaning of ERISA Sec. 4042(a)(4)) with respect to the PepsiCo Pension Plan, PepsiCo may, in its sole discretion (i) retain all assets and Liabilities with respect to Transferred Individuals and Transition Individuals under the PepsiCo Pension Plan and/or the PepsiCo Pension Equalization Plan and require TRICON to provide equivalent benefits under plans maintained by it with an offset for any benefits continued to be provided under the PepsiCo Pension Plan and/or the PepsiCo Pension Equalization Plan, (ii) enter into negotiations with the PBGC to resolve these issues and, upon satisfactorily resolving such issues, TRICON shall fully comply with the terms of this Article; or (iii) reach such other agreement as may be satisfactory to PepsiCo and TRICON. In any case and notwithstanding any other provision of this Agreement, TRICON shall be fully responsible and liable for any obligation to, agreement with, or undertaking (on behalf of or relating to the TRICON Pension Plan) to the PBGC and shall hold PepsiCo free from and fully indemnify it against any such obligation, agreement, or undertaking. For purposes of this Section 3.4, reference to the PepsiCo
Pension or the TRICON Pension Plan, as applicable, shall mean and include the Pizza Hut Pension Plan. If PepsiCo retains any liability of any Transferred Individual under the PepsiCo Pension Equalization Plan, TRICON shall fully reimburse PepsiCo for the full cash costs of, including any administrative expenses relating to, any such liability.

                                     ARTICLE

                                       4

                           DEFINED CONTRIBUTION PLANS


 4.1     SAVINGS PLAN

        (a)     Savings Plan Trust

        Effective Immediately after the Distribution Date, TRICON shall establish, or cause to be established, a trust qualified under Code Sec. 401(a), exempt from taxation under Code Sec. 501(a)(1), and forming part of the TRICON Savings Plan.

        (b)     Assumption of Liabilities and Transfer of Assets

        Effective Immediately after the Distribution Date: (i) the TRICON Savings Plan shall assume and be solely responsible for all Liabilities (including any amounts attributable to additional contributions with respect to Transferred Individuals required pursuant to negotiations with the Internal Revenue Service that began before the Distribution Date) to or relating to Transferred Individuals under the PepsiCo Savings Plan; (ii) the TRICON Savings Plan shall assume and be solely responsible for all ongoing rights of or relating to Transferred Individuals for future participation (including the right to make contributions through payroll deductions) in the TRICON Savings Plan; and (iii) PepsiCo shall cause the accounts of the Transferred Individuals under the PepsiCo Savings Plan which are held by its related trust as of the Close of the Distribution Date to be transferred to the TRICON Savings Plan and its related trust, and TRICON shall cause such transferred accounts to be accepted by such plan and trust. Effective no later than Immediately after the Distribution Date, TRICON shall use its reasonable best efforts to enter into such agreements to accomplish such assumptions and transfers, the maintenance of the necessary participant records, the appointment of State Street Bank and Trust Company as initial trustee under the TRICON Savings Plan, and the engagement of State Street Bank and Trust Company as initial recordkeeper under such plans. As soon as practicable after the Close of the Distribution Date, assets related to the accounts of all Transferred Individuals shall be transferred from the PepsiCo Savings Plan to the TRICON Savings Plan in cash or in kind, at PepsiCo's discretion, and to the extent practicable, shall be invested in comparable investment options in the TRICON Savings Plan as such accounts were invested immediately before the Close of the Distribution Date.

        (c)     Non-Employer Stock Funds

        Effective Immediately after the Distribution Date, a TRICON common stock fund shall be added as an investment option to the PepsiCo Savings Plan and the TRICON Savings Plan shall provide for both a PepsiCo capital stock fund and a TRICON common stock fund as investment options. The TRICON common stock fund in the PepsiCo Savings Plan and the PepsiCo capital stock fund in the TRICON Savings Plan are each referred to as a "Non-Employer Stock Fund" with respect to the applicable plan. Each Non-Employer Stock Fund shall be maintained under the respective Plan at least through December 31, 1998. The PepsiCo Savings Plan and the TRICON Savings Plan shall each provide that, after the Distribution Date, no new contributions may be invested in, and no amounts may be transferred from other investment options to the Non-Employer Stock Fund under the respective Plan. The PepsiCo Savings Plan shall provide that no earnings or dividends under its Non-Employer Stock Fund may be reinvested in TRICON Common Stock and the TRICON Savings Plan shall provide that no earnings or dividends under its Non-Employer Stock Fund may be reinvested in PepsiCo Capital Stock.

        (d)     Miscellaneous Funds

        In the event that PepsiCo determines that it is not feasible or appropriate to transfer in-kind the assets of a particular investment fund from the PepsiCo Savings Plan to the TRICON Savings Plan, then the value of the assets, as of the close of business on the Distribution Date (plus earnings attributable to such amount from the Distribution Date to the date the assets are actually transferred) shall be transferred in cash to the TRICON Savings Plan and TRICON shall invest such cash in its plan and trust in the same manner and proportion as it was invested in the PepsiCo Savings Plan or otherwise at the direction of each affected participant.

 4.2     ESOP

        At PepsiCo's election and as soon as reasonably practicable after the Distribution Date with respect to Transferred Individuals and Transition Individuals, after transfer to TRICON, the accounts of all Transferred Individuals and Transition Individuals (described in Section 1.1(ddd)(2) or (3)) shall either be (i) retained under the PepsiCo Employee Stock Ownership Plan and such individuals shall not be considered to have terminated service for any purposes under the Plan, or (ii) shall be transferred to the TRICON Savings Plan and invested in the PepsiCo or TRICON stock funds, as applicable, under the TRICON Savings Plan or, if such is not possible, in such fund or funds as otherwise determined by TRICON or, at TRICON's election, as directed by each such Transferred Individual or Transition Individual, respectively. If the accounts of Transferred Individuals and Transition Individuals are retained under the PepsiCo Employee Stock Ownership Plan, TRICON will undertake to inform PepsiCo of any change in employment status or any relevant information about TRICON employees who have balances in the PepsiCo Employee Stock Ownership Plan.

                                     ARTICLE

                                       5

                            HEALTH AND WELFARE PLANS


 5.1     ASSUMPTION OF HEALTH AND WELFARE PLAN LIABILITIES

        Immediately after the Distribution Date, all Liabilities for or relating to Transferred Individuals under the PepsiCo Health and Welfare Plans, PepsiCo Restaurant Health and Welfare Plans or TRICON Health and Welfare Plans shall cease to be Liabilities of PepsiCo or the PepsiCo Plans and shall be assumed by TRICON and the TRICON Health and Welfare Plans. Thus, TRICON shall be responsible for all Liabilities that pertain to Transferred Individuals, including all reported claims that are unpaid, all incurred but not reported claims as of the Close of the Distribution Date, and all future claims that pertain to Transferred Individuals under the PepsiCo Health and Welfare Plans, PepsiCo Restaurant Health and Welfare Plans and the TRICON Health and Welfare Plans. TRICON shall be required to make all payments due or payable to Transferred Individuals under the TRICON Health and Welfare Plans for the period beginning Immediately after the Distribution Date, including incurred but not reported claims. All treatments which have been pre-certified for or are being provided to a Transferred Individual as of the Close of the Distribution Date shall continue to be provided without interruption under the appropriate TRICON Health and Welfare Plan and TRICON shall continue to be responsible for all
Liabilities relating to, arising out of, or resulting from such on-going treatments as of the Close of the Distribution Date. Unless otherwise specifically set forth in writing, TRICON shall not be entitled to assets associated with any PepsiCo Health and Welfare Plan, PepsiCo Restaurant Health and Welfare Plan, or TRICON Health and Welfare Plan including, but not limited to, premium stabilization reserves, contract or plan surpluses, any other reserve, prior inter-company assessments or premiums, any prior per-capita inter-company rate payments, reimbursement for charges or premiums previously collected or any other payment or credit, of any nature whatsoever, from PepsiCo, any trust associated with any plan or program or from any third-party vendor.

 5.2     ESTABLISHMENT OF MIRROR LTD VEBA

        On or before the Distribution Date, TRICON shall establish, or cause to be established, the TRICON LTD VEBA, for the purpose of funding long-term disability benefits under the TRICON Health and Welfare Plans. Such trust shall constitute a voluntary employees' beneficiary association under Code Sec.501(c)(9) which is exempt from the imposition of federal income tax under Code Sec.501(a).

 5.3     LTD VEBA ASSET TRANSFERS

This Section 5.3 shall govern the transfer of assets from the PepsiCo LTD VEBA to the TRICON LTD VEBA. As soon as practicable after the Close of the Distribution Date, PepsiCo shall determine the aggregate present value, as of the Close of the Distribution Date, of the future benefit obligations of each PepsiCo Plan funded by the PepsiCo LTD VEBA (separately with respect to Transferred Individuals who are eligible to receive benefits under the PepsiCo LTD VEBA as of the Close of the Distribution Date, and with respect to other individuals who are not Transferred Individuals who are eligible for such benefits). The future benefit obligations will be determined by the actuary appointed by PepsiCo, for purposes of providing necessary actuarial services for the PepsiCo LTD VEBA, in the following manner: the disabled life reserve (exclusive of the incurred but not reported ("IBNR") reserve) will be calculated as of the Close of the Distribution Date using September 1, 1997 census information requested from the third-party administrator (Aetna). The reserve for the lives that will be transferred to TRICON will be calculated separately. The actuarial basis for the disabled life reserve will be calculated using the following assumptions: interest at 7% compounded annually; termination of disability based on rates of recovery and mortality developed from the 1975 study of the Society of Actuaries of experience under Group LTD policies for durations of disablement of three years or less. For durations of disablement in excess of three years, assumed terminations are based on a modification of the 1952 Disability Study. As soon as practicable after such determination is made, there shall be transferred from the PepsiCo LTD VEBA to the TRICON LTD VEBA an amount having a fair market value on the date of transfer equal to the amount calculated as [(A)/(B)] x (C), where "(A)" is the disabled life reserve as of the Close of the Distribution Date for the lives that will be transferred to TRICON using September 1, 1997 census information; "(B)" is the disabled life reserve for all lives under the PepsiCo LTD VEBA as of the Close of the Distribution Date using September 1, 1997 census information; and "(C)" is the market value of the PepsiCo LTD VEBA assets on the date of transfer. PepsiCo shall direct the trustee of the PepsiCo LTD VEBA to transfer cash to the trustee of the TRICON LTD VEBA in the amount determined above and TRICON shall direct the trustee of the TRICON LTD VEBA to accept such cash transfer.

 5.4     CONTRIBUTIONS TO, INVESTMENTS OF, AND DISTRIBUTIONS FROM VEBAS

        Before the Close of the Distribution Date, PepsiCo shall have sole authority to direct the trustee of the PepsiCo LTD VEBA, and any other VEBA sponsored by PepsiCo, as to the timing and manner of any contributions, if any, to the PepsiCo LTD VEBA, and any other VEBA sponsored by PepsiCo, the investment of any trust assets, and the distributions and/or transfers of trust assets to PepsiCo, TRICON, any Participating Company in the trusts, any paying agent, any successor trustee, or any other Person.

 5.5     VENDOR CONTRACTS

        (a) ASO Contracts, Group Insurance Policies, HMO Agreements and Letters of Understanding

               (1) Before the Distribution Date, PepsiCo shall, in its sole discretion, take such steps as are necessary under each ASO Contract, Group Insurance Policy, HMO Agreement and letters of understanding and arrangements in existence as of the date of this Agreement to permit TRICON to participate in the terms and conditions of such ASO Contract, Group Insurance Policy, HMO Agreement or letters of understanding and arrangements from Immediately after the Distribution Date through December 31, 1998. PepsiCo, in its sole discretion, may cause one or more of its ASO Contracts, Group Insurance Policies, HMO Agreements and letters of understanding and arrangements into which PepsiCo enters after the date of this Agreement, but before the Close of the Distribution Date, to allow TRICON to participate in the terms and conditions thereof. Nothing contained in this Section 5.5(a) shall preclude PepsiCo from choosing to enter into ASO Contracts, Group Insurance Policies, HMO Agreements or other letters of understandings and arrangements with new or different vendors.

               (2) PepsiCo shall have the right to determine, and shall promptly notify TRICON of, the manner in which TRICON's participation in the terms and conditions of ASO Contracts, Group Insurance Policies, HMO Agreements, letters of understanding and arrangements as set forth above shall be effectuated. The permissible ways in which TRICON's participation may be effectuated include, but are not limited to, automatically making TRICON a party to the ASO Contracts, Group Insurance Policies, HMO Agreement or letters of understanding and arrangements or obligating the third party to enter into a separate ASO Contract, Group Insurance Policy, or HMO Agreement or letters of understanding and arrangements with TRICON providing (to the extent practicable and agreeable to such third party) for the same terms and conditions as are contained in the ASO Contracts, Group Insurance Policies, HMO Agreements and letters of understanding and arrangements to which PepsiCo is a party. Such terms and conditions shall include the financial and termination provisions, performance standards, methodology, auditing policies, quality measures, reporting requirements and target claims. TRICON hereby authorizes PepsiCo to act on its behalf to extend to TRICON the terms and conditions of the ASO Contracts, Group Insurance Policies, HMO Agreements and letters of understanding and arrangements. TRICON shall fully cooperate with PepsiCo in such efforts, and, for periods through December 31, 1998, TRICON shall not perform any act, including discussing any alternative arrangements with any third party, that would prejudice PepsiCo's efforts.

        (b)     Effect of Change in Rates

        PepsiCo and TRICON shall use their reasonable best efforts to cause each of the insurance companies, HMOs, paid provider organizations and third-party administrators providing services and benefits under the PepsiCo Health and Welfare Plans and the TRICON Health and Welfare Plans to maintain the premium and/or administrative rates based on the aggregate number of participants in both the PepsiCo Health and Welfare Plans, after the Close of the Distribution Date, and the TRICON Health and Welfare Plans through December 31, 1998, separately rated or adjusted for the demographics, experience or other relevant factors related to the covered participants of PepsiCo and TRICON, respectively. To the extent they are not successful in such efforts, PepsiCo and TRICON shall each bear the revised premium or administrative rates for health and welfare benefits attributable to the individuals covered by their respective Plans.

        (c) Management of the ASO Contracts, Group Insurance Policies, HMO Agreements, Letters of Understanding and other Vendor Contracts

        From September 1, 1997 through the Close of the Distribution Date, TRICON shall be responsible, subject to the direction and control of PepsiCo, for the management of the existing contractual and other arrangements pertaining to the administration of the PepsiCo Restaurant Health and Welfare Plans. Immediately after the Distribution Date, TRICON shall be responsible for the management and control of the ASO contracts, Group Insurance Policies, HMO Agreements, letters of understanding, arrangements and other vendor contracts and relationships to the extent such contracts, policies and agreements apply to the TRICON Health and Welfare Plans. Notwithstanding the foregoing, nothing contained in this Section 5.5(c) shall permit TRICON to direct any insurance carrier, third-party vendor or claims administrator with respect to any contractual arrangement, policy or agreement pertaining to or impacting any PepsiCo Health and Welfare Plan.

 5.6     PEPSICO SALARY CONTINUATION

        PepsiCo shall be responsible for the administration of claims incurred under the PepsiCo Salary Continuation Plan by Transferred Individuals, and other employees and former employees of the TRICON Group before the Close of the Distribution Date; provided, however, that effective September 1, 1997 (unless PepsiCo directs otherwise in its sole discretion), TRICON shall be responsible, subject to the direction and control of PepsiCo, for administering or causing to be administered in accordance with its terms and applicable law, the TRICON Salary Continuation Plan. Any determination made or settlements entered into by PepsiCo with respect to such claims shall be final and binding. PepsiCo shall transfer to TRICON, effective Immediately after the Distribution Date, and TRICON shall assume responsibility for (i) administering all claims incurred by Transferred Individuals and other employees and former employees of the TRICON Group before the Close of the Distribution Date that are administered by PepsiCo as of the Close of the Distribution Date, and (ii) all Liabilities for Transferred Individuals as of the Close of the Distribution Date, in the same manner, and using the same methods and procedures, as PepsiCo used in determining and paying such claims. As of the Close of the Distribution Date, TRICON shall have sole discretionary authority to make any necessary determinations with respect to such claims, including entering into settlements with respect to such claims, and shall be solely responsible for any costs, liabilities or related expenses of any nature whatsoever related to such claims, payments or obligations.

 5.7     POSTRETIREMENT HEALTH AND LIFE INSURANCE BENEFITS

        As soon as practicable after the Distribution Date, TRICON shall determine all Transferred Individuals who are, to the best knowledge of TRICON, eligible to receive retiree medical coverage and/or postretirement life insurance coverage under the PepsiCo Health and Welfare Plans or PepsiCo Restaurant Health and Welfare Plans as of the Close of the Distribution Date, and the type of retiree medical coverage and the level of life insurance coverage for which they are eligible, as applicable. With respect to Transferred Individuals receiving postretirement health benefits or postretirement life insurance benefits under the PepsiCo Health and Welfare Plans or PepsiCo Restaurant Health and Welfare Plans as of the Close of the Distribution Date, TRICON agrees to provide substantially the same postretirement health and postretirement life insurance benefits Immediately after the Distribution Date. To the extent a claim or cause of action asserted by or on behalf of any Transferred Individual or any Liabilities arise at any time following the Close of the Distribution Date in connection with such postretirement health or postretirement life insurance benefits, TRICON shall be solely responsible for such Liabilities and shall hold each member of the PepsiCo Group and their respective directors, officers and employees and the PepsiCo Plans harmless for all such Liabilities.

 5.8     COBRA AND HIPAA

        For periods prior to September 1, 1997, PepsiCo shall be responsible for administering compliance with the continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the portability requirements under the Health Insurance Portability and Accountability Act of 1996 with respect to Transferred Individuals and other employees and former employees of the TRICON Group and beneficiaries and dependents thereof and the TRICON Group shall be responsible for filing all necessary employee change notices with respect to these persons in accordance with applicable PepsiCo policies and procedures. Effective September 1, 1997 and thereafter, TRICON shall be solely responsible for administering compliance with such health care continuation coverage and portability requirements with respect to these persons.

 5.9     LEAVE OF ABSENCE PROGRAMS

        TRICON shall be responsible for the administration and compliance of all leaves of absences and related programs (including compliance with the Family and Medical Leave Act) affecting Transferred Individuals for the period Immediately after the Closing Date.

 5.10    PEPSICO WORKERS' COMPENSATION PROGRAM

         Notwithstanding any other provision of this Agreement or the Separation Agreement, effective Immediately after the Distribution Date, TRICON shall assume all Liabilities for Transferred Individuals related to any and all workers' compensation matters under any law of any state, territory, or possession of the U.S. or the District of Columbia and TRICON shall be fully responsible for the administration of all such claims. If TRICON is unable to assume any such Liability or the administration of any such claim because of the operation of applicable state law or for any other reason, TRICON shall fully indemnify PepsiCo for all such Liabilities, including the costs of any administration that TRICON has not been able to assume.

 5.11    PEPSICO PRIVATE LINE EMPLOYEE ASSISTANCE PROGRAM

        Effective Immediately after the Distribution Date, TRICON shall be responsible for the TRICON Private Line Employee Assistance Program which is the employee assistance plan component of the TRICON Employees Health Care Program with respect to Transferred Individuals.

 5.12    POST-DISTRIBUTION TRANSITIONAL ARRANGEMENTS

        (a)     Continuance of Elections, Co-Payments and Maximum Benefits

 ...............(1)  TRICON  shall cause the TRICON  Health and Welfare  Plans to
recognize  and  maintain  all  coverage  and  contribution   elections  made  by
Transferred Individuals under the PepsiCo Restaurant Health and Welfare Plans in effect for the period immediately prior to the Distribution Date and shall apply such elections under the TRICON Health and Welfare Plans for the remainder of the period or periods for which such elections are by their terms applicable.

 ...............(2)  TRICON  shall cause the TRICON  Health and Welfare  Plans to
recognize  and  give  credit  for  (A)  all  amounts   applied  to  deductibles,
out-of-pocket maximums, and other applicable benefit coverage limits with respect to such expenses which have been incurred by Transferred Individuals under the PepsiCo Restaurant Health and Welfare Plans (or other PepsiCo Plans) for the remainder of the benefit limit year in which the Distribution occurs, and (B) all benefits paid to Transferred Individuals under the PepsiCo Restaurant Health and Welfare Plans, (or other PepsiCo Plans) during and prior to the benefit limit year in which the Distribution occurs, for purposes of determining when such persons have reached their lifetime maximum benefits under the TRICON Health and Welfare Plans.

               (3) Subject to Section 5.8, TRICON shall recognize and cover under the TRICON Health and Welfare Plans through December 31, 1998 all eligible populations covered by the PepsiCo Health and Welfare Plans (pertaining to Transferred Individuals) and the PepsiCo Restaurant Health and Welfare Plans on the Close of the Distribution Date (determined under the applicable Plan documents), including term and temporary employees and all categories of part-time employees (which are fully and partially eligible for employer contributions).

               (4) TRICON shall (A) provide coverage to Transferred Individuals under the TRICON Health and Welfare Plans without the need to undergo a physical examination or otherwise provide evidence of insurability, and (B) recognize and maintain all irrevocable assignments and elections made by Transferred Individuals in connection with their life insurance coverage under the PepsiCo Restaurant Health and Welfare Plans and any predecessor plans.

        (b)     Administration

               (1)     Coordination of Benefits for Spouses and Dependents

        Effective as of the first January 1 or change in family status (within the meaning of the Code and applicable regulations) that occurs Immediately after the Distribution Date, TRICON shall cause the TRICON Health and Welfare Plans to permit eligible Transferred Individuals to cover their lawful spouses as dependents if such lawful spouses are active or retired PepsiCo employees (but were not otherwise covered as a dependent under the PepsiCo Restaurant Health and Welfare Plans or other PepsiCo Plans due to their previous status as both employee and dependent of a PepsiCo employee). As of the first January 1 or change in family status (within the meaning of the Code and applicable regulations) that occurs Immediately after the Distribution Date, PepsiCo shall cause the PepsiCo Health and Welfare Plans to permit eligible PepsiCo Group employees to cover their lawful spouses as dependents if such lawful spouses are active or retired TRICON employees. All benefits provided under any such plans to a lawful spouse dependent of the other company's employees shall be coordinated pursuant to the terms and conditions of the applicable PepsiCo and TRICON Plans.

               (2)     Health Care Financing Administration Data Match

        Immediately after the Distribution Date, TRICON shall assume all Liabilities relating to, arising out of or resulting from claims verified by PepsiCo or TRICON under the Health Care Financing Administration data match reports that relate to Transferred Individuals. TRICON and PepsiCo shall share all information necessary to verify Health Care Financing Administration data match reports regarding Transferred Individuals. TRICON shall not change any employee identification numbers assigned by PepsiCo without notifying PepsiCo of the change and the new Employee Identification Number.

        (c)     Other Post-Distribution Transitional Rules

               (1)     PepsiCo Reimbursement Plans

        To the extent any Transferred Individual contributed to an account under the TRICON Health Care Reimbursement Plan or PepsiCo Dependent Care Reimbursement Plan during the calendar year that includes the Distribution Date, effective as of the Close of the Distribution Date, TRICON shall be solely responsible for the account balances of Transferred Individuals for such calendar year under the TRICON Health Care Reimbursement Plan or TRICON Dependent Care Reimbursement Plan.

               (2)     Health and Welfare Plans Subrogation Recovery

        If TRICON recovers any amounts through subrogation or otherwise for claims incurred by or reimbursed to employees and former employees of the PepsiCo Group and their respective beneficiaries and dependents (other than Transferred Individuals), TRICON shall pay such amounts to PepsiCo.

 5.13    APPLICATION OF ARTICLE 5 TO THE TRICON GROUP

        Any reference in this Article 5 to "TRICON" shall include a reference to another member of the TRICON Group when and to the extent TRICON has caused the other member of the TRICON Group to (a) become a party to a vendor contract, group insurance contract, HMO agreement, letter of understanding or arrangement associated with a TRICON Health and Welfare Plan, (b) become a self-insured entity for the purposes of one or more TRICON Health and Welfare Plans, (c) assume all or a portion of the Liabilities or administrative responsibilities for benefits which arose before the Close of the Distribution Date under a PepsiCo Restaurant Health and Welfare Plan and which were expressly assumed by TRICON pursuant to this Agreement, or (d) take any other action, extend any coverage, assume any other Liability or fulfill any other responsibility that TRICON would otherwise be required to take under the terms of this Article 5, unless it is clear from the context that the particular reference is not intended to include another member of the TRICON Group. In all such instances in which a reference in this Article 5 to "TRICON" includes a reference to another member of the TRICON Group, TRICON shall be responsible to PepsiCo for ensuring that the other member of the TRICON Group complies with the applicable terms of this Agreement and the Transferred Individuals allocated to such member of the TRICON Group shall have the same rights and entitlements to benefits under the applicable TRICON Health and Welfare Plans that the Transferred Individual would have had if he or she had instead been allocated to TRICON.

                                     ARTICLE

                                        6

                               EXECUTIVE PROGRAMS


 6.1     ASSUMPTION OF OBLIGATIONS

        Effective Immediately after the Distribution Date, the TRICON Group shall assume and be solely responsible for all Liabilities to or relating to Transferred Individuals under all PepsiCo Executive Programs. TRICON shall be solely responsible for all such Liabilities notwithstanding any failure by TRICON to complete its obligations under this Article 6.

  SHORT-TERM INCENTIVE PLANS

        With respect to all Awards that would otherwise be payable under a Short-Term Incentive Plan to Transferred Individuals for the 1997 performance year, TRICON shall be responsible for determining (a) the extent to which established performance criteria have been met, and (b) the payment level for each Transferred Individual for the 1997 performance year, and TRICON shall be solely responsible for paying all such Awards. Nothing contained in this Section
6.2 shall entitle PepsiCo or TRICON to any contributions for any Short-Term Incentive Plan payment made by the other under this Section.

 6.3      LONG-TERM INCENTIVE PLAN AND STOCK OPTION INCENTIVE PLAN

        PepsiCo and TRICON shall use their reasonable best efforts to take all actions necessary or appropriate so that each outstanding Award granted under any PepsiCo Long-Term Incentive Plan or PepsiCo Stock Option Incentive Plan held by any Transferred Individual shall be converted, as set forth in this Section 6.3, to an Award under the TRICON Long-Term Incentive Plan or TRICON Stock Option Incentive Plan, whichever is applicable, as provided below. References to PepsiCo and its affiliates under the PepsiCo Long-Term Incentive Plan and the PepsiCo Stock Option Incentive Plan shall be amended to refer to TRICON and its affiliates.

        The treatment of outstanding Awards described below shall also apply to Transferred Individuals who are compensated under a payroll which is administered outside the 50 United States, its territories and possessions, and the District of Columbia; provided, however, if such treatment is not legally permitted, or results in adverse consequence for PepsiCo or the Transferred Individual, as determined by PepsiCo in its sole discretion, PepsiCo may determine in its sole discretion, a different treatment.


        (a)     Transferred Individuals Who Are Active Employees of TRICON

               (1)     Before 1996 Award Year Stock Options

        Effective Immediately after the Distribution Date, each Award or grant consisting of an option based on or included in an award year before 1996, regardless of the date granted, that is outstanding under the PepsiCo Stock Option Incentive Plan or PepsiCo Long-Term Incentive Plan as of the Close of the Distribution Date for Transferred Individuals shall continue to be held as an option for PepsiCo Capital Stock. At PepsiCo's election, such Award or grant shall either (i) remain, and recordkeeping accounts shall be maintained, under the PepsiCo Stock Option Incentive Plan or PepsiCo Long-Term Incentive Plan, whichever is applicable, after the Distribution Date and, at PepsiCo's further election, TRICON shall be fully responsible for administering and providing for the recordkeeping for such PepsiCo options under the PepsiCo Stock Option Incentive Plan or PepsiCo Long-Term Incentive Plan in a manner consistent with provisions of such plans, or (ii) be held and treated, and recordkeeping accounts shall be maintained by TRICON, under the TRICON Stock Option Incentive Plan or TRICON Long-Term Incentive Plan. As soon as practicable after the Distribution Date, the number of options and the exercise price for such options which shall continue to be held as options for PepsiCo Capital Stock shall be adjusted, as of the Close of the Distribution Date, by a Conversion Formula. The determination of which company shall be entitled to any tax deduction and any other treatment related to any such tax deduction (federal and state) with respect to the exercise of such PepsiCo stock options shall be made in accordance with applicable provisions of the Tax Separation Agreement. TRICON shall be solely responsible for all recordkeeping, plan maintenance and administrative costs and fees associated with such PepsiCo options.

               (2)     1996 or Later Award Year Stock Options

        Effective Immediately after the Distribution Date, each Award or grant consisting of an option based on or included in an award year of 1996, regardless of the date of the grant, under the PepsiCo Long-Term Incentive Plan or PepsiCo Stock Option Incentive Plan that is outstanding as of the Close of the Distribution Date for all such Transferred Individuals shall be converted to options for TRICON Common Stock under the TRICON Long-Term Incentive Plan or TRICON Stock Option Incentive Plan, whichever is applicable, and shall be transferred to the recordkeeper of the TRICON Long-Term Incentive Plan or TRICON Stock Option Incentive Plan, as appropriate. As soon as practicable after the Distribution Date, the number of options and the exercise price for such options converted to options for TRICON Common Stock shall be determined, as of the Close of the Distribution Date, in accordance with a Conversion Formula. Such converted TRICON stock option grants shall continue to vest and become exercisable under the TRICON Stock Option Incentive Plan or TRICON Long-Term Incentive Plan in accordance with the terms of the original grant under the PepsiCo Stock Option Incentive Plan or PepsiCo Long-Term Incentive Plan, whichever is applicable. TRICON shall be the obligor with respect to such options. TRICON shall be solely responsible for all stock option grants and payments under the TRICON Stock Option Incentive Plan or TRICON Long-Term Incentive Plan, with respect to, but not limited to, recordkeeping, administrative costs and fees, plan maintenance, option exercise and related tax filings.

               (3)     Performance Units

 ...............       (i) 1994 Award Year

        PepsiCo shall cause each Award under the PepsiCo Long-Term Incentive Plan consisting of PepsiCo performance unit awards based on the 1994 award year that is (A) outstanding as of the Close of the Distribution Date, and (B) is held by a Transferred Individual who, as of the Distribution Date, is an active employee of, or on leave of absence from, the TRICON Group, to remain an outstanding Award under the PepsiCo Long-Term Incentive Plan under its original terms and conditions; provided, however, that (i) Transferred Individuals shall not be deemed to have terminated employment under the PepsiCo Long-Term Incentive Plan until such time as they have terminated employment from TRICON, and (ii) PepsiCo ,in its sole discretion, shall determine the administration and related recorkeeping with respect to Awards for Transferred Individuals, including transfer of all related recordkeeping and administration to TRICON.
Notwithstanding the foregoing, for purposes of determining whether any performance unit targets have been attained for Awards from the 1994 award year, performance shall be measured based on the consolidated performance of PepsiCo and TRICON for the 1994 through 1997 performance period. TRICON agrees to furnish PepsiCo with such data and information as may be necessary for PepsiCo to determine consolidated performance results for the applicable performance period and PepsiCo, in its sole discretion, shall determine whether and to what extent performance criteria or targets have been attained.

               (ii) 1996 Award Year

        To the extent a Transferred Individual has an Award under the PepsiCo Long-Term Incentive Plan consisting of PepsiCo performance units from the 1996 award year or later that is (A) outstanding as of the Close of the Distribution Date, and (B) held by a Transferred Individual who, as of the Distribution Date, is an active employee of, or on leave of absence from, the TRICON Group, TRICON agrees to assume such Award under the TRICON Long-Term Incentive Plan, effective Immediately after the Distribution Date. The number of TRICON performance units shall be adjusted as determined by PepsiCo in its sole discretion. Each such Award assumed by TRICON shall otherwise have the same terms and conditions as were applicable to the corresponding PepsiCo Award as of the Close of the Distribution Date, except that references to PepsiCo and its affiliates shall be amended to refer to TRICON and its affiliates. For purposes of determining whether a performance unit target has been attained for the 1996 award year and any subsequent year Awards, TRICON shall be required to measure its performance period based solely on TRICON's performance and PepsiCo shall have no responsibility, financial or otherwise, to Transferred Individuals for these 1996 or later Awards. To the extent any Award of performance units has been assumed by TRICON, any shares distributable by reason of such Awards shall be in the form of TRICON Common Stock. TRICON shall be solely responsible for all such Liabilities notwithstanding any failure by TRICON to complete its obligations under this Article 6.

        (b)     Transferred Individuals Who Are Not Active Employees of TRICON

        Each outstanding Award under the PepsiCo Long-Term Incentive Plan and each grant under the PepsiCo Stock Option Incentive Plan that is held by a Transferred Individual who, as of the Close of the Distribution Date, is not an active employee of, or on leave of absence from, the TRICON Group shall remain outstanding Immediately after the Distribution Date in accordance with its terms as applicable as of the Close of the Distribution Date, subject to such adjustments as may be applicable to outstanding Awards held by individuals who remain active employees of, or on leave of absence from, the PepsiCo Group after the Distribution Date.

 6.4     DEFERRAL PROGRAMS

        (a)     PepsiCo Executive Income Deferral Program

        Immediately after the Distribution Date, the liability with respect to the balance of any Transferred Individual in an account under the PepsiCo Executive Income Deferral Program as of the Close of the Distribution Date shall be transferred to the TRICON Executive Income Deferral Program. TRICON agrees to maintain and administer the TRICON Executive Income Deferral Program (1) so as to continue all elections by Transferred Individuals under the PepsiCo Executive Income Deferral Program, and (2) in a manner that will ensure that as of the Close of Distribution Date, the investment choices will be the same; provided , however, that TRICON may, in its sole discretion amend, modify or terminate investment alternatives after the Distribution Date. Account balances invested in whole or in part in PepsiCo phantom shares as of the Close of the Distribution Date, shall be converted to investments in phantom shares of PepsiCo and TRICON in a manner consistent with the treatment of employer securities in the PepsiCo Savings Plan and the TRICON Savings Plan, as determined in PepsiCo's sole discretion. After the Close of the Distribution Date, TRICON shall have the right to amend or modify such investment options.

        (b)     PepsiCo Performance Share Unit Deferral Program

        Immediately after the Distribution Date, any obligations or Liabilities with respect to the balance of any Transferred Individual in an account under the PepsiCo Performance Share Unit Deferral Program as of the Close of the Distribution Date shall be transferred to and assumed by the TRICON Performance Share Unit Deferral Program.

        TRICON agrees to maintain and continue all elections by Transferred Individuals under the PepsiCo Performance Share Unit Deferral Program, and to provide, as of the Close of the Distribution Date, the same investment choices as provided by this Program.; provided, however, that deferrals credited to the phantom stock investment account shall be converted to investments in phantom shares of PepsiCo and TRICON in a manner consistent with the treatment of employer securities in the PepsiCo Savings Plan and the TRICON Savings Plan, as determined in PepsiCo's sole discretion. After the Close of the Distribution Date, TRICON shall have the right to amend or modify such investment options.

        (c)     PepsiCo Option Gains Deferral Program

        Effective as of the Close of the Distribution Date, any obligations or Liabilities with respect to the balance of any Transferred Individual under the PepsiCo Option Gains Deferral Program shall be transferred to and assumed by TRICON. TRICON agrees to maintain and administer the current deferrals under the PepsiCo Option Gains Deferral Program, as of the Close of the Distribution Date, so as to maintain and continue all elections by Transferred Individuals under the PepsiCo Option Gains Deferral Program; provided, however, that Transferred Individuals shall not be permitted to defer any gains by reason of the exercise of any option after the Close of the Distribution Date under the PepsiCo Long-Term Incentive Plan and Transferred Individuals shall not be credited with any phantom PepsiCo stock, stock units, or dividend equivalents under the TRICON Option Gains Deferral Program following the Close of the Distribution Date.

 6.5     RESTAURANT DEFERRED COMPENSATION PLAN

        Effective Immediately after the Distribution Date, TRICON shall have established the TRICON Restaurant Deferred Compensation Plan and shall have assumed all Liabilities under the Restaurant Deferred Compensation Plan. Effective Immediately after the Distribution Date, TRICON shall cause such TRICON Restaurant Deferred Compensation Plan to have the same investment options and phase-out of investment features as TRICON will apply to the TRICON Savings Plan. PepsiCo shall not transfer any assets to TRICON in connection with the Restaurant Deferred Compensation Plan.

 6.6     EXECUTIVE LOAN PROGRAM

        Effective Immediately after the Distribution Date, TRICON shall assume, accept the assignment of, and be solely responsible for all loans extended to Transferred Individuals under the PepsiCo Executive Loan Program. TRICON agrees to execute such documents as may be necessary to effect the assignment of any outstanding loans and any related security for such loans and agrees to guarantee all such loan repayments to the applicable lender and to hold PepsiCo harmless for any amounts due and owing on such loans with respect to Transferred Individuals.

 6.7     STOCK OPTION INCENTIVE PLAN RECORDKEEPING ACCOUNTS

        PepsiCo and TRICON shall make their reasonable best efforts to provide accurate, timely information with respect to stock options granted Transferred Individuals under the PepsiCo Stock Option Incentive Plan and PepsiCo Long-Term Incentive Plan and the TRICON Stock Option Incentive Plan and TRICON Long-Term Incentive Plan. Whichever of PepsiCo or TRICON controls, and is responsible for providing, the information to a recordkeeper, may take such action as is necessary to effectuate a correction of any erroneous or inaccurate information provided to the recordkeepers of the TRICON Stock Option Incentive Plan or the TRICON Long-Term Incentive Plan and the PepsiCo Stock Option Incentive Plan or the PepsiCo Long-Term Incentive Plan, respectively. On or after the Close of the Distribution Date, PepsiCo shall be under no obligation to accept any data correction with respect to any TRICON employee's eligibility for stock option grants. TRICON agrees that in the event that any stock option is incorrectly or erroneously exercised under the PepsiCo Stock Option Incentive Plan or the PepsiCo Long-Term Incentive Plan, due to the untimely or inaccurate transmission of data to the recordkeeper of the PepsiCo Stock Option Incentive Plan or the PepsiCo Long-Term Incentive Plan, TRICON shall indemnify PepsiCo and hold PepsiCo and its directors, officers, employees and the Plans harmless for any Liabilities arising as a result of such transaction, including reimbursing PepsiCo for amounts paid to any individual by reason of the improper exercise of an option.

        TRICON shall be responsible for the integrity of any data or information that it provides to the recordkeeper of the PepsiCo Stock Option Incentive Plan or the PepsiCo Long-Term Incentive Plan. TRICON agrees to provide to PepsiCo unlimited access to records in its possession which may be relevant to eligibility, vesting, exercise or other aspects of the PepsiCo Stock Option Incentive Plan or the PepsiCo Long-Term Incentive Plan with respect to any Transferred Individual or Transition Individual.

        TRICON shall provide or cause to be provided all such information as may be reasonably necessary or required by PepsiCo, in its sole discretion, to prepare any financial returns, records or reports and shall provide such information on a timely basis sufficiently far in advance to permit the orderly preparation and filing of such financial returns, records and reports.

                                     ARTICLE

                                        7

                             MISCELLANEOUS BENEFITS


 7.1     SHAREPOWER PLAN

        (a)     Treatment of Outstanding Grants Under PepsiCo SharePower Plan

        Effective Immediately after the Distribution Date, all outstanding vested stock option grants under the PepsiCo SharePower Plan as of the Close of the Distribution Date of all Transferred Individuals shall continue to be held as options for PepsiCo Capital Stock and, at PepsiCo's election, shall either
(1) remain, and recordkeeping accounts shall be maintained, under the PepsiCo SharePower Plan after the Distribution Date and, at PepsiCo's further election, TRICON shall be fully responsible for administering and providing for the recordkeeping for such PepsiCo options under the PepsiCo SharePower Plan in a manner consistent with provisions of such plan, or (2) be held and treated, and recordkeeping accounts shall be maintained, under the TRICON SharePower Plan. As soon as practicable after the Distribution Date, the number of options and the exercise price for such options which shall continue to be held as options for PepsiCo Capital Stock shall be adjusted, as of the Close of the Distribution Date, by a Conversion Formula. The determination of which company shall be entitled to any tax deduction and any other treatment related to any such tax deduction (federal and state) with respect to the exercise of such PepsiCo stock options shall be made in accordance with applicable provisions of the Tax Separation Agreement. Effective Immediately after the Distribution Date, all outstanding nonvested stock option grants under the PepsiCo SharePower Plan as of the Close of the Distribution Date of all such Transferred Individuals shall be converted to options for TRICON Common Stock under the TRICON SharePower Plan and shall be transferred to the recordkeeper of the TRICON SharePower Plan. The number of options and the exercise price for such TRICON options shall be determined in accordance with the Conversion Formula. Such converted, transferred TRICON stock option grants shall continue to vest and become exercisable under the TRICON SharePower Plan in accordance with the terms in effect as of the date of the original grant under the PepsiCo SharePower Plan. TRICON shall be the obligor with respect to such options. TRICON shall be solely responsible for all aspects of the stock option grants under the TRICON SharePower Plan, including, but not limited to, recordkeeping, administrative costs and fees, plan maintenance, option exercise and related tax filings.

        The foregoing shall apply to Transferred Individuals who are compensated under a payroll which is administered outside the 50 United States, its territories and possessions, and the District of Columbia; provided, however, if such treatment is not legally permitted, or results in adverse consequences for PepsiCo or the Transferred Individual, as determined by PepsiCo in its sole discretion, PepsiCo may determine in its sole discretion, a different treatment.

        (b)     Recordkeeping Accounts

        PepsiCo and TRICON shall make their reasonable best efforts to provide accurate, timely information with respect to stock options granted Transferred Individuals under the PepsiCo SharePower Plan. Whichever of PepsiCo or TRICON controls, and is responsible for providing, the information to a recordkeeper, may take such action as is necessary to effectuate a correction of any erroneous or inaccurate information provided to the recordkeepers of the TRICON SharePower Plan or the PepsiCo SharePower Plan, respectively. On or after the Close of the Distribution Date, PepsiCo shall be under no obligation to accept any data correction with respect to any TRICON employee's eligibility for stock option grants. TRICON agrees that in the event that any stock option is incorrectly or erroneously exercised under the PepsiCo SharePower Plan, due to the untimely or inaccurate transmission of data to the recordkeeper, TRICON shall indemnify PepsiCo and hold PepsiCo and its directors, officers, employees and the Plans harmless for any Liabilities arising as a result of such transaction, including reimbursing PepsiCo for amounts paid to any individual by reason of the improper exercise of an option.

        TRICON shall be responsible for the integrity of any data or information that it provides to the recordkeeper. TRICON agrees to provide to PepsiCo unlimited access to records in its possession which may be relevant to eligibility, vesting, exercise or other aspects of the PepsiCo SharePower Plan with respect to any Transferred Individual or Transition Individual.

        TRICON shall provide or cause to be provided all such information as may be reasonably necessary or required by PepsiCo, in its sole discretion, to prepare any financial returns, records or reports and shall provide such information on a timely basis sufficiently far in advance to permit the orderly preparation and filing of such financial returns, records and reports.

 7.2     STOCK PURCHASE PLAN

        (a)     Transfer of PepsiCo Capital Stock

        With respect to all Transferred Individuals who have beneficial ownership of PepsiCo Capital Stock in the PepsiCo Stock Purchase Plan, as of the Close of the Distribution Date, PepsiCo shall create individual accounts under the PepsiCo DRIP, and shall transfer such PepsiCo Capital Stock to those accounts, as of the Close of the Distribution Date or as soon as practicable thereafter.

        (b)     Transfer of TRICON Common Stock

        With respect to all Transferred Individuals who become beneficial owners of TRICON Common Stock received under the PepsiCo Stock Purchase Plan, as a result of the Distribution, TRICON shall create individual accounts under the TRICON Stock Purchase Plan for the purpose of receiving such TRICON Common Stock which shall be transferred by PepsiCo, as of the Close of the Distribution Date or as soon as practicable thereafter.

        With respect to all employees or former employees of the PepsiCo Group who become beneficial owners of TRICON Common Stock received under the PepsiCo Stock Purchase Plan, as a result of the Distribution, TRICON shall create individual accounts under the TRICON DRIP, for the purpose of receiving such TRICON Common Stock which shall be transferred by PepsiCo, as of the Close of the Distribution Date or as soon as practicable thereafter.

                                     ARTICLE

                                       8

                             TRANSITIONAL ARRANGEMENTS


 8.1     TRANSITION INDIVIDUALS/RECOGNITION OF SERVICE

        The parties intend that, for the duration of the Transition Period, the respective Plans of PepsiCo and TRICON shall mutually recognize service, compensation, and other benefit determining factors (except as otherwise provided herein with respect to stock options) with respect to Transition Individuals as if the Transition Individual's service recognized by either the PepsiCo Group or the TRICON Group, respectively, had been performed entirely for the Hiring Company. In this regard, in determining a Transition Individual's service under the Hiring Company's Pension Plan, Pension Equalization Plan, Savings Plan, SharePower Plan, Stock Purchase Plan, Health and Welfare Plans, Executive Programs, vacation and payroll practices, and other Plans, the Hiring Company shall grant full credit for and recognition of the Transition Individual's service as such may be recognized under the above mentioned plans and programs.

 8.2     PENSION PLANS

        (a)     Assumption of Liabilities/Noncommencement of Pensions

        Effective as of the date a Transition Individual is transferred to a Hiring Company: (i) the Hiring Company's Pension Plan shall assume and be solely responsible for all Liabilities to or relating to the Transition Individual under the Prior Company's Pension Plan; and (ii) no pension benefits with respect to the Transition Individual from a Prior Company's Pension Plan or Pension Equalization Plan shall commence while he or she is employed by the Hiring Company.

        (b)     Asset/Liability Allocations and Transfers


        PepsiCo or TRICON, as applicable, shall arrange to transfer assets and liabilities relating to the benefit of each Transition Individual under the Prior Company Pension Plan to the Hiring Company Pension Plan. The liability related to each such Transition Individual shall be calculated in accordance with the same procedures and assumptions described in Section 3.3(b) effective as of the date the Transition Individual is transferred to the Hiring Company. The transfer of assets relating to such liability shall occur as soon as practicable after the Transition Period and a single net aggregate transfer shall take place in accordance with the procedures described in the following paragraph.

        The amount of assets related to each Transition Individual shall be 100% of the benefit liability calculated at the effective date of the transfer, adjusted to reflect interest at a rate equal to the yield on the Northern Trust Collective Short-Term Investment Fund from the effective date of the transfer to the date the assets are transferred. The amount of assets so calculated shall be aggregated for all Transition Individuals transferring from PepsiCo to TRICON and for all Transition Individuals transferring from TRICON to PepsiCo. The company with the greater aggregate amount of assets shall substract the other company's aggregate amount of assets, and shall arrange to transfer the net aggregate amount so calculated from its plan and trust to the other company's plan and trust.


 8.3     SAVINGS PLAN

        Upon a Transition Individual's transfer to a Hiring Company (i) the Prior Company shall cause the accounts of the Transition Individual under the Prior Company's Savings Plan which are held by their related trusts to be transferred to the corresponding Hiring Company's Savings Plan and their related trusts as soon as practicable after the Transition Individual's date of transfer; and (ii) the Hiring Company shall cause the transferred accounts to be accepted by its plans and trusts; and (iii) as soon as the assets relating to the Transition Individual's account have been transferred, the Hiring Company's Savings Plan shall assume and be solely responsible for all Liabilities to or relating to the Transition Individual under the corresponding Prior Company's Savings Plan. Assets may be transferred from the Prior Company Savings Plan to the Hiring Company Savings Plan in cash or in kind and, to the extent practicable, the Transition Individual's accounts shall be invested in comparable investment options under the Hiring Company Savings Plan as his or her accounts were invested under the Prior Company Savings Plan immediately before the transfer.

 8.4     HEALTH AND WELFARE PLANS

        (a)     Continuance of Elections, Co-Payments, and Maximum Benefits.

        Each of PepsiCo and TRICON shall cause the Health and Welfare Plans of itself and its affiliates to recognize and maintain all coverage and contribution elections made by Transition Individuals under the Health and Welfare Plans of the other company and its affiliates. Each Hiring Company shall apply such elections under its Health and Welfare Plans for the remainder of the period or periods for which the elections are by their terms originally applicable; provided, however that Hiring Company shall cause the Hiring Company Health and Welfare Plans to permit new coverage and contribution elections by Transition Individuals in the same manner as such elections were permitted by PepsiCo for transfers between its divisions before the Distribution Date.

        PepsiCo Health and Welfare Plans and TRICON Health and Welfare Plans shall recognize and give credit for all amounts applied to deductibles, out-of-pocket maximums, and other applicable benefit coverage limits with respect to the current year.

        (b)     Reimbursement Plans

        To the extent any Transition Individual contributed to an account under a Prior Company's Reimbursement Plan during a calendar year falling within the Transition Period, the Prior Company shall transfer to the Hiring Company (a) the liability for such account balances for that calendar year and (b) an equal amount of cash to cover such liability.

 8.5     EXECUTIVE PROGRAMS

        (a)     Long-Term Incentive Plan and Stock Option Incentive Plan

        Effective as of the date a Transition Individual is transferred to a Hiring Company, the Transition Individual shall retain such stock options, phantom shares, and performance units as were granted or awarded and in effect as of the effective date of transfer under the Prior Company Plans. Service with the Prior Company and the Hiring Company shall be mutually recognized under each company's Long-Term Incentive Plan and Stock Option Incentive Plan.

        (b)     Restaurant Deferred Compensation Plan

        To the extent the Transition Individual is a participant in the Restaurant Deferred Compensation Plan, and is transferred from TRICON to PepsiCo, TRICON shall retain all Liabilities with regard to such Transition Individual under the Restaurant Deferred Compensation Plan. TRICON will amend its plan to preclude distributions on account of termination of employment prior to the Transition Individual's termination of employment from PepsiCo or TRICON.

        (c)     Deferral Programs

        Effective as of the date a Transition Individual is transferred to a Hiring Company, the Transition Individual's account balance under the Deferral Programs of the Prior Company shall remain on the books and records of the Prior Company. The Transition Individual shall not be entitled to a distribution from such Deferral Programs at the Prior Company by reason of the transfer.

 8.6     SHAREPOWER PLANS

        Effective as of the date a Transition Individual is transferred to a Hiring Company, the Transition Individual shall retain such stock options as were granted or awarded and in effect as of the effective date of transfer under the Prior Company SharePower Plan. Service with the Prior Company and the Hiring Company shall be mutually recognized under each company's SharePower Plans.

 8.7     STOCK PURCHASE PLANS

        As soon as practicable after a Transiton Individual is transferred to a Hiring Company, the Prior Company shall determine whether the Transition Individual has a beneficial interest in any stock (PepsiCo Capital Stock or TRICON Common Stock, as applicable) purchased under the Prior Company Stock Purchase Plan. In the event that a Transition Individual has a beneficial interest in any stock (PepsiCo Capital Stock or TRICON Common Stock, as applicable) purchased under the Prior Company Stock Purchase Plan, the Prior Company shall transfer such stock to an individual account established under its DRIP for the benefit of such Transition Individual

 8.8     SHORT-TERM INCENTIVE PLAN

        To the extent a Transition Individual is hired or rehired by a Hiring Company during the Transition Period, the payment of any Award under the PepsiCo Short-Term Incentive Plan or TRICON Short-Term Incentive Plan or any comparable or other incentive or award program shall be paid for in its entirety by the entity (PepsiCo or TRICON) on whose payroll the Transition Individual was employed on December 31, 1997 (for the 1997 performance year) or December 31, 1998 (for the 1998 performance year) and shall be based on the Transition Individual's period of employment with both the Hiring Company and the Prior Company during the performance year in question. Neither PepsiCo nor TRICON shall be entitled to any reimbursement from the other for payments under this Section.

                                     ARTICLE

                                        9

                                     GENERAL


 9.1  PAYMENT OF AND ACCOUNTING TREATMENT FOR EXPENSES AND BALANCE SHEET AMOUNTS

        (a)     Expenses

        All expenses (and the accounting treatment related thereto) through the Close of the Distribution Date regarding matters addressed herein shall be handled and administered by PepsiCo and TRICON in accordance with past PepsiCo accounting and financial practices and procedures pertaining to such matters. To the extent expenses are unpaid as of the Close of the Distribution Date that pertain to Transferred Individuals, TRICON or any member of the TRICON Group, TRICON shall be solely responsible for such payment, without regard to any accounting treatment to be accorded such expense by PepsiCo or TRICON on their respective books and records. The accounting treatment to be accorded all such expenses, whether such expenses are paid by PepsiCo or TRICON, shall be determined by PepsiCo in its sole discretion.

        (b)     Balance Sheet Amounts

        TRICON shall assume any balance sheet liability for any Liability assumed by it under this Agreement as of the Close of the Distribution Date or thereafter, with respect to any Transferred Individual or Transition Individual. The determination of any balance sheet liability as of the Close of the Distribution Date shall be determined by PepsiCo in its sole discretion consistent with past accounting practices, consistently applied.

 9.2     SHARING OF PARTICIPANT INFORMATION

        PepsiCo and TRICON  shall  share,  PepsiCo  shall cause each  applicable member of the PepsiCo Group to share, and TRICON shall cause each applicable member of the TRICON Group to share, with each other and their respective agents and vendors (without obtaining releases) all participant information necessary for the efficient and accurate administration of each of the PepsiCo Plans and the TRICON Plans during the Transition Period. PepsiCo and TRICON and their respective authorized agents shall, subject to applicable laws on confidentiality, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other party, to the extent necessary for such administration. Until the Close of the Distribution Date, all participant information shall be provided in the manner and medium applicable to Participating Companies in the PepsiCo Plans generally, and thereafter until December 31, 1998, all participant information shall be provided in a manner and medium that is compatible with the data processing systems of PepsiCo as in effect of the Close of the Distribution Date, unless otherwise agreed to by PepsiCo and TRICON.

 9.3 RESTRICTIONS ON EXTENSION OF OPTION EXERCISE PERIODS, AMENDMENT OR MODIFICATION OF OPTION TERMS AND CONDITIONS

        TRICON agrees that, without the prior written consent of PepsiCo, neither TRICON nor any of its affiliates shall take any action to extend the exercise period of or to provide for additional vesting with respect to any PepsiCo options for Transferred or Transition Individuals, including, but not limited to, providing such Transferred or Transition Individuals with leaves of absences or special termination or severance arrangements. Neither TRICON nor any of its affiliates may in any way or for any purpose modify, alter, amend or terminate any terms or conditions with respect to any PepsiCo option.

 9.4     NON-SOLICITATION OF EMPLOYEES

        For a period of two years from the Close of the Distribution Date, TRICON and its affiliates will not, without the prior written consent of PepsiCo, and PepsiCo and its affiliates will not, without the prior written consent of TRICON, whether directly or indirectly, solicit (in writing or orally) for employment or other services, whether as an employee, officer, director, agent, consultant or independent contractor, any person who or which is at the time of such solicitation an employee, agent, representative, officer or director of the other party; provided, however, that this covenant shall continue to apply in the case of Persons who have left the employ of either party within a thirty day period prior to being solicited by the other party.

 9.5     REPORTING AND DISCLOSURE AND COMMUNICATIONS TO PARTICIPANTS

        While TRICON is a Participating Company in the PepsiCo Plans, TRICON shall take, and shall cause each other applicable member of the TRICON Group to take, all actions necessary or appropriate to facilitate the distribution of all PepsiCo Plan-related communications and materials to employees, participants and beneficiaries, including summary plan descriptions and related summaries of material modification, summary annual reports, investment information, prospectuses, notices and enrollment material for the TRICON Plans. TRICON shall assist, and TRICON shall cause each other applicable member of the TRICON Group to assist, PepsiCo in complying with all reporting and disclosure requirements of ERISA, including the preparation of Form 5500 annual reports for the PepsiCo Plans, where applicable.

 9.6     PLAN AUDITS

        (a)     Audit Rights with Respect to the Allocation or Transfer of Plan
                Assets

        The  allocation  of Pension  Plan  assets and  liabilities  pursuant  to
Section 3.2 and the transfer of assets from PepsiCo VEBAs pursuant to Section 5.2, shall, at the election of TRICON, be audited on behalf of both PepsiCo and TRICON by an actuarial and benefit consulting firm mutually selected by the parties. The scope of such audit shall be limited to the accuracy of the data and the accuracy of the computation and adherence to the methodology specified in this Agreement and except as set forth in the penultimate sentence of this
Section 9.6(a), such audit shall not be binding on the parties. The actuarial and benefit consulting firm shall provide its report to both PepsiCo and TRICON. No other audit shall be conducted with respect to the transfer or allocation of Plan assets and no issue of any nature whatsoever may be raised by TRICON once the allocation has been effected. TRICON shall pay or shall be responsible for the payment of the full costs of such audit. To the extent such audit recommends a change to the value of assets allocated to a TRICON Plan of less than 5%, the original determination shall be binding on the parties and shall not be subject to the dispute resolution process provided under the Separation Agreement. To the extent such audit recommends such a change of 5% or more, any unresolved dispute between the parties as to whether and how to make any change in response to such recommendation shall be subject to the dispute resolution process provided under the Separation Agreement.

        (b)     Audit Rights With Respect to Information Provided

               (1) Each of PepsiCo and TRICON, and their duly authorized representatives, shall have the right to conduct audits at any time upon reasonable prior notice, at their own expense, with respect to all information provided to it or to any Plan recordkeeper or third party administrator by the other party; provided, however, that PepsiCo or its authorized representatives may, at TRICON's expense, conduct audits at any time with respect to any information related to PepsiCo options granted to Transferred Individuals or Transition Individuals. The party conducting the audit shall have the sole discretion to determine the procedures and guidelines for conducting audits and the selection of audit representatives under this Section 9.6(b); provided, that audits with respect to the allocation or transfer of Plan assets and liabilities shall be subject only to Section 9.6(a). The auditing party shall have the right to make copies of any records at its expense, subject to the confidentiality provisions set forth in the Separation Agreement, which are incorporated by reference herein. The party being audited shall provide the auditing party's representatives with reasonable access during normal business hours to its operations, computer systems and paper and electronic files, and provide workspace to its representatives. After any audit is completed, the party being audited shall have the right to review a draft of the audit findings and to comment on those findings in writing within five business days after receiving such draft.

               (2) The auditing party's audit rights under this Section 9.6(b) shall include the right to audit, or participate in an audit facilitated by the party being audited, of any Subsidiaries and affiliates of the party being audited and of any benefit providers and third parties with whom the party being audited has a relationship, or agents of such party, to the extent any such persons are affected by or addressed in this Agreement (collectively, the "Non-parties"). The party being audited shall, upon written request from the auditing party, provide an individual (at the auditing party's expense) to supervise any audit of any such benefit provider or third party. The auditing party shall be responsible for supplying, at its expense, additional personnel sufficient to complete the audit in a reasonably timely manner.

        (c)     Audits Regarding Vendor Contracts

        From Immediately after the Distribution Date through December 31, 1998, PepsiCo and TRICON and their duly authorized representatives shall have the right to conduct joint audits with respect to any vendor contracts that relate to both the PepsiCo Health and Welfare Plans and the TRICON Health and Welfare Plans. The scope of such audits shall encompass the review of all correspondence, account records, claim forms, canceled drafts (unless retained by the bank), provider bills, medical records submitted with claims, billing corrections, vendor's internal corrections of previous errors and any other documents or instruments relating to the services performed by the vendor under the applicable vendor contracts. PepsiCo and TRICON shall agree on the performance standards, audit methodology, auditing policy and quality measures and reporting requirements relating to the audits described in this Section 9.6 and the manner in which costs incurred in connection with such audits will be shared.

 9.7     BENEFICIARY DESIGNATIONS

        All beneficiary designations made by Transferred Individuals for PepsiCo Plans shall be transferred to and be in full force and effect under the corresponding TRICON Plans until such beneficiary designations are replaced or revoked by the Transferred Individual who made the beneficiary designation. All beneficiary designations made by Transition Individuals for Prior Company Plans shall be transferred to and be in full force and effect under the corresponding Hiring Company Plans until such beneficiary designations are replaced or revoked by the Transition Individual who made the beneficiary designation.

 9.8 REQUESTS FOR INTERNAL REVENUE SERVICE RULINGS AND UNITED STATES DEPARTMENT OF LABOR OPINIONS

        (a)     Cooperation

        TRICON shall cooperate fully with PepsiCo on any issue relating to the transactions contemplated by this Agreement for which PepsiCo elects to seek a determination letter or private letter ruling from the Internal Revenue Service or an advisory opinion from the United States Department of Labor. PepsiCo shall cooperate fully with TRICON with respect to any request for a determination letter or private letter ruling from the Internal Revenue Service or advisory opinion from the United States Department of Labor with respect to any of the TRICON Plans relating to the transactions contemplated by this Agreement.

        (b)     Applications

        PepsiCo and TRICON shall make such applications to regulatory agencies, including the Internal Revenue Service and the United States Department of Labor, as may be necessary to ensure that any transfers of assets from the PepsiCo LTD VEBA to the TRICON LTD VEBA will neither (i) result in any adverse tax, legal or fiduciary consequences to PepsiCo and TRICON, the PepsiCo LTD VEBA, the TRICON LTD VEBA, any participant therein or beneficiaries thereof, , any successor welfare benefit funds established by or on behalf of TRICON, or the trustees of such trusts, nor (ii) contravene any statute, regulation or technical pronouncement issued by any regulatory agency. Before the Close of the Distribution Date, TRICON shall prepare all forms required to obtain favorable determination letters from the Internal Revenue Service with respect to the tax-exempt status of the TRICON LTD VEBA. TRICON and PepsiCo agree to cooperate with each other to fulfill any filing and/or regulatory reporting obligations with respect to such transfers.

 9.9     FIDUCIARY AND RELATED MATTERS


        The Parties acknowledge that PepsiCo will not be a fiduciary with respect to the TRICON Plans and that TRICON will not be a fiduciary with respect to the PepsiCo Plans. TRICON also acknowledges that PepsiCo shall not be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good faith determination that to do so would violate any applicable fiduciary duties or standards of conduct under ERISA or other applicable law. Notwithstanding any other provision in this Agreement, the Parties may take such actions as necessary or appropriate to effectuate the terms and provisions of this Agreement.


 9.10   NON-TERMINATION OF EMPLOYMENT; NO THIRD-PARTY BENEFICIARIES

        No provision of this Agreement or the Separation Agreement shall be construed to create any right, or accelerate entitlement, to any compensation or benefit whatsoever on the part of any Transferred Individual or other future, present, or former employee of the PepsiCo Group or the TRICON Group under any PepsiCo Plan or TRICON Plan or otherwise. Without limiting the generality of the foregoing, except as expressly provided in this Agreement: (i) neither the Distribution nor the termination of the Participating Company status of a member of the TRICON Group shall cause any employee to be deemed to have incurred a termination of employment which entitles such individual to the commencement of benefits under any of the PepsiCo Plans, any of the TRICON Plans, or any of the Individual Agreements; and (ii) nothing in this Agreement other than those provisions specifically set forth herein to the contrary shall preclude TRICON, at any time after the Close of the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any TRICON Plan, any benefit under any Plan or any trust, insurance policy or funding vehicle related to any TRICON Plan.

 9.11    COLLECTIVE BARGAINING

        To the extent any provision of this Agreement is contrary to the provisions of any applicable collective bargaining agreement to which PepsiCo or any affiliate of PepsiCo is a party, the terms of such collective bargaining agreement shall prevail. Should any provisions of this Agreement be deemed to relate to a topic determined by an appropriate authority to be a mandatory subject of collective bargaining, PepsiCo or TRICON may be obligated to bargain with the union representing affected employees concerning those subjects. Neither party will agree to a modification of any applicable collective bargaining agreement without the consent of the other. In the event a force surplus affecting members of a bargaining unit in both the PepsiCo Group (on the one hand) and the TRICON Group (on the other hand) directly results, due to the provisions of such a collective bargaining agreement, in an employee involuntarily leaving the payroll of the party not declaring the surplus, then the party declaring the surplus shall bear the cost of any severance payable to such employee.

 9.12    CONSENT OF THIRD PARTIES

        If any provision of this Agreement is dependent on the consent of any third party (such as a vendor or a union) and such consent is withheld, PepsiCo and TRICON shall use their reasonable best efforts to implement the applicable provisions of this Agreement to the full extent practicable. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, PepsiCo and TRICON shall negotiate in good faith to implement the provision in a mutually satisfactory manner. The phrase "reasonable best efforts" as used in this Agreement shall not be construed to require the incurrence of any non-routine or unreasonable expense or liability or the waiver of any right.

 9.13    FOREIGN PLANS

        As soon as practicable after the date of this Agreement, PepsiCo and TRICON shall enter into an agreement regarding the treatment of Foreign Plans consistent with the principles set forth in Appendix C.

 9.14    EFFECT IF DISTRIBUTION DOES NOT OCCUR

        If the Distribution does not occur, then all actions and events that are, under this Agreement, to be taken or occur effective as of the Close of the Distribution Date, Immediately after the Distribution Date, or otherwise in connection with the Distribution, shall not be taken or occur except to the extent specifically agreed by TRICON and PepsiCo.

 9.15    RELATIONSHIP OF PARTIES

        Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

 9.16    AFFILIATES

        Each of PepsiCo and TRICON shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by members of the PepsiCo Group or members of the TRICON Group, respectively, where relevant.

 9.17    ARBITRATION

        Any controversy or claim arising out of or relating to this Agreement, or the breach hereof, shall be settled by arbitration in accordance with the then prevailing Commercial Arbitration Rules of the American Arbitration Association (the "AAA") as such rules may be modified herein.

        An award rendered in connection with an arbitration pursuant to this Section shall be final and binding and judgment upon such an award may be entered and enforced in any court of competent jurisdiction.

        The forum for arbitration under this Section shall be agreed upon by the Parties, or, failing such agreement, shall be New York, New York.

        Arbitration shall be conducted by a single arbitrator selected jointly by PepsiCo and TRICON. If within 30 days after a demand for arbitration is made, PepsiCo and TRICON are unable to agree on a single arbitrator, three arbitrators shall be appointed. Within 30 days after such inability to agree, PepsiCo and TRICON shall each select one arbitrator and those two arbitrators shall then select a third arbitrator unaffiliated with either Party. In connection with the selection of the third arbitrator, consideration shall be give to familiarity with employee benefit plans and programs and related matters and experience in dispute resolution between parties, as a judge or otherwise. If the arbitrators selected by PepsiCo and TRICON cannot agree on the third arbitrator within such 30 day period, they shall discuss the qualifications of such third arbitrator with the AAA prior to selection of such arbitrator, which selection shall be in accordance with the Commercial Arbitration Rules of the AAA.

        If an arbitrator cannot continue to serve, a successor to an arbitrator selected by PepsiCo or TRICON, as the case may be, also shall be selected by the same Party, and a successor to the neutral arbitrator shall be selected as specified above. A full rehearing will be held only if the neutral arbitrator is unable to continue to serve or if the remaining arbitrators unanimously agree that such a rehearing is appropriate.

        The arbitrator or arbitrators shall be guided, but not bound, by the Federal Rules of Evidence and by the procedural rules, including discovery provisions, of the Federal Rules of Civil Procedure. Any discovery shall be limited to information directly relevant to the controversy or claim in arbitration.

 9.18    INDEMNIFICATION

        Effective on the Distribution Date, TRICON agrees to indemnify and hold harmless each member of the PepsiCo Group and each of their respective officers, directors, employees and agents and the PepsiCo Plans from and against any and all losses, Liabilities, claims, suits, damages, costs and expenses (including without limitation, reasonable attorneys' fees and any and all expenses reasonably incurred in investigating, preparing or defending against any pending or seriously threatened litigation or claim) arising out of or related in any manner to Transferred Individuals and Transition Individuals described in
Section 1.1(ddd)(2) and (3). Similarly, effective on the Distribution Date, PepsiCo agrees to indemnify and hold harmless each member of the TRICON Group and each of their respective officers, directors, employees and agents and the TRICON Plans from and against any and all losses, Liabilities, claims, suits, damages, costs and expenses (including, without, limitation reasonable attorneys' fees and any and all expenses reasonably incurred in investigating, preparing or defending against any pending or seriously threatened litigation or claim) arising out of or related in any manner to Transferred Individuals and Transition Individuals described in Section 1.1(ddd)(1) and (4).

        If any action is brought or any claim is made against a Party or person in respect of which indemnity may be sought pursuant to this Section 9.18 (the "Indemnitee"), the Indemnitee shall, within ten days after the receipt of information indicating that an action or claim is likely, notify in writing the Party from whom indemnification is sought (the "Indemnitor") of the institution of the action or the making of the claim, and the Indemnitor shall have the right, and at the request of the Indemnitee, shall have the obligation, to assume the defense of the action or claim, including the employment of counsel. If the Indemnitor assumes the defense of the action or claim, the Indemnitor shall be entitled to settle the action or claim on behalf of the Indemnitee without the prior written consent of the Indemnitee unless such settlement would, in addition to the payment of money, materially affect the ongoing business or employment of the Indemnitee.

        The Indemnitee shall have the right to employ its own counsel, but the fees and expenses of that counsel shall be the responsibility of the Indemnitee unless (i) the employment of that counsel shall have been authorized in writing by the Indemnitor in connection with the defense of the action or claim; (ii) the Indemnitor shall not have employed counsel to have charge of the defense of such action or claim; or (iii) such Indemnitee shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Indemnitor (in which case the Indemnitor shall not have the right to direct any different defense of the action or claim on behalf of the Indemnitee). The Indemnitee shall, in any event, be kept fully informed of the defense of any such action or claim. Except as expressly provided above, in the event that the Indemnitor shall not previously have assumed the defense of an action or claim, at such time as the Indemnitor does assume the defense of the action or claim, the Indemnitor shall not thereafter be liable to any Indemnitee for legal or other expenses subsequently incurred by the Indemnitee in investigating, preparing or defending against such action or claim.

        Anything in this Section 9.18 to the contrary notwithstanding, the Indemnitor shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that if after due notice the Indemnitor refuses to defend a claim or action, the Indemnitee shall have the right to defend and/or settle such action, and the Indemnitee shall not be precluded from making a claim against the Indemnitor for reasonable expenses and liabilities resulting from such defense and/or settlement in accordance with this Section 9.18.

        Notwithstanding the foregoing provisions of this Section 9.18, there may be particular actions or claims which reasonably could result in both Parties being liable to the other under the indemnification provisions of this Agreement. In such events, the Parties shall endeavor, acting reasonably and in good faith, to agree upon a manner of conducting the defense and settlement of the action or claim with a view to minimizing the legal expenses and associated costs that might otherwise be incurred by the Parties, such as, by way of illustration only, agreeing to use the same legal counsel.

        The indemnification provisions of this Section 9.18 shall not inure to the benefit of any third party. By way of illustration only, an insurer who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto, or, solely by virtue of the indemnification provisions, hereof, have any subrogation rights with respect thereto, it being expressly understood and agreed that no insurer or any other third party shall be entitled to a "windfall" (i.e., a benefit they would not be entitled to receive in the absence of the indemnification provisions) by virtue of these indemnification provisions.

 9.19    NOTICES

        Any notice, demand, claim, or other communication under this Agreement shall be in writing and shall given in accordance with the provisions for giving notice under the Separation Agreement.

 9.20    INTERPRETATION

        Words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other genders as the context requires. The terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all Exhibits hereto) and not to any particular provision of this Agreement. The word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified. The word "or" shall not be exclusive.

 9.21    GOVERNING LAW/EXECUTION

        This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, may not be assigned by either Party without the written consent of the other, and shall bind and inure to the benefit of the Parties hereto and their respective successors and permitted assignees. This Agreement may not be amended or supplemented except by an agreement in writing signed by PepsiCo and TRICON. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Employee Programs Agreement to be duly executed as of the day and year first above written.

                                                  PepsiCo, Inc.



                                              By: -----------------------------
                                              Name:
                                              Title:


                                                  TRICON, Inc.

                                              By: -----------------------------
                                              Name:
                                              Title:

                                   APPENDIX A

                           PEPSICO EXECUTIVE PROGRAMS


PepsiCo, Inc. Executive Income Deferral Program
PepsiCo, Inc. Performance Share Unit Deferral Program
PepsiCo, Inc. 1994 Executive Incentive Compensation Plan
PepsiCo, Inc. Option Gains Deferral Program
Middle Management Incentive Compensation Plan
PepsiCo Inc. Executive Incentive Plan
PepsiCo, Inc. 1987 Long-Term Incentive Plan
PepsiCo, Inc. 1995 Stock Option Incentive Plan
PepsiCo, Inc. 1994 Long-Term Incentive Plan
Financial Planning (including tax planning and return preparation)
Country Club Program
Split-Dollar Life Insurance
Executive Automobile Program
Executive Loan Program
Individual   Agreements   (including   employment,   separation  and  consulting
agreements,  special  bonus  arrangements,   leave  of  absence  agreements  and
commitments made in the context of any merger, acquisition or similar activity) Restaurant Deferred Compensation Plan

                                   APPENDIX B


                            HEALTH AND WELFARE PLANS



Part One:  PepsiCo Restaurant Health and Welfare Plans

Health Plan:
        Restaurant Employees Health Care Program (which includes medical, post-retirement medical, dental, prescription drug, mental health/substance abuse, various HMOs and OSCs, vision/hearing, LensCrafters vision, health care reimbursement, and employee assistance benefits).

Group Insurance Plan:
        Restaurant Employees Group Insurance Program (which includes basic and optional life, accidental death and dismemberment, and business travel accident insurance benefits).

Disability Plans:
        PepsiCo Long Term Disability Plan
        PepsiCo Salary Continuation Plan (short-term disability plan) Salary Continuation Plan for Employees Working in States other than
            California

Combination Plan (Health and Cafeteria):
        Taco Bell Pre-Tax Elective Benefits Plan

Severance Plans:
        Pizza Hut Severance Plan
        KFC Severance Plan
        Taco Bell Severance Plan

Miscellaneous Plans (ERISA):
        PepsiCo Group Legal Services Plan
        PepsiCo Vacation Plan for Hourly Crew Employees

Cafeteria Plans (non-ERISA):
        Pizza Hut Benefits Plus
        Pizza Hut Pre-Tax Crew Benefits Plan
        KFC Benefits Plus
        PepsiCo One + Plus (KFC hourly plan)
        Taco Bell Benefits Plus

Miscellaneous Plans (non-ERISA):
        PepsiCo Dependent Care Reimbursement Plan
        PepsiCo Educational Assistance Program

Part Two:  TRICON Health and Welfare Plans

Health Plan:
        TRICON Employees Health Care Program (which includes medical, post-retirement medical, dental, prescription drug, mental health/substance abuse, various HMOs and OSCs, vision/hearing, LensCrafters vision, health care reimbursement, and employee assistance benefits).

Group Insurance Plan:
        TRICON  Employees  Group  Insurance  Program  (which  includes basic and
        optional  life,   accidental  death  and  dismemberment,   and  employee
        assistance benefits).

Disability Plans:
        TRICON Long Term Disability Plan
        TRICON Salary Continuation Plan (Short-Term disability plan)
        TRICON Salary Continuation Plan for Employees Working in States other than California

Combination Plan (Health and Cafeteria):
        Taco Bell Pre-Tax Elective Benefits Plan

Severance Plans:
        Pizza Hut Severance Plan
        KFC Severance Plan
        Taco Bell Severance Plan

Miscellaneous Plans (ERISA):
        TRICON Group Legal Services Plan
        TRICON Vacation Plan for Hourly Crew Employees

Cafeteria Plan (non-ERISA):
        Pizza Hut Benefits Plus
        Pizza Hut Pre-Tax Crew Benefits Plan
        KFC Benefits Plus
        KFC One + Plus
        Taco Bell Benefits Plan

Miscellaneous Plans (non-ERISA):
        TRICON Dependent Care Reimbursement Plan
        TRICON Educational Assistance Program

                                   APPENDIX C


                                  FOREIGN PLANS


        This Appendix C describes the principles under which Foreign Plans shall be treated. For purposes of this Appendix, outside the U.S. means outside the 50 United States, its territories and possessions, and the District of Columbia, and employed outside the U.S. means compensated under a payroll which is administered outside the U.S..

C.1     Plans Covering only Employees of PepsiCo or TRICON

        Effective as of the Close of the Distribution Date or such later date as may be required by applicable law, union, or works council agreement, any Foreign Plan that covers only individuals employed outside the U.S. by the PepsiCo Group shall be the sole responsibility of the PepsiCo Group and no member of the TRICON Group shall have any Liability with respect to such a Plan; and any Foreign Plan that covers only individuals employed outside the U.S. by the TRICON Group shall be the sole responsibility of the TRICON Group and no member of the PepsiCo Group shall have any Liability with respect to such a Plan.

C.2     Plans Covering Employees of Both PepsiCo and TRICON



        (a)    Termination of Participation

        Effective as of the Close of the Distribution Date, if legally permitted, or as soon as possible thereafter, TRICON and each other applicable member of the TRICON Group shall cease to be a Participating Company in each Foreign Plan maintained by the PepsiCo Group and PepsiCo and each other applicable member of the PepsiCo Group shall cease to be a Participating Company in each Foreign Plan maintained by the TRICON Group.

        (b)    Mirror Plans

               (1) Effective Immediately after the Distribution Date, TRICON shall adopt, or cause to be adopted, Foreign Plans for the benefit of employees of the TRICON Group employed outside the United States who are eligible to participate in PepsiCo Foreign Plans and shall cause such TRICON Foreign Plans to be substantially identical in all Material Features to the corresponding PepsiCo Foreign Plans as in effect on the Distribution Date; provided, however, that TRICON may satisfy this requirement by extending coverage to such individuals under a Foreign Plan of the TRICON Group which was in effect before the Distribution Date.

               (2) Effective Immediately after the Distribution Date, PepsiCo shall adopt, or cause to be adopted, Plans for the benefit of employees of the PepsiCo Group employed outside the United States who are eligible to participate in Plans and shall cause such Plans to be substantially identical in all Material Features to the corresponding TRICON Foreign Plans as in effect on the Distribution Date; provided, however, that PepsiCo may satisfy this requirement by extending or continuing coverage to such individuals under a PepsiCo Foreign Plan of the PepsiCo Group which was in effect before the Distribution Date.

               (3) The continuation by PepsiCo or TRICON of separate employment terms and conditions for employees previously covered by the other entity's Plans shall not continue beyond the time legally required.

        (c)    Transfer of Assets

        As of the Close of the Distribution Date, PepsiCo and TRICON will use their reasonable best efforts to ensure that, to the extent legally permitted:
(i) Liabilities of the Foreign Plans of PepsiCo relating to Transferred Individuals shall be assumed by the appropriate Foreign Plans of TRICON; and
(ii) a portion of any assets of the Foreign Plans of PepsiCo shall be transferred to the appropriate Foreign Plans of TRICON, and vice versa.

C.3     Severance Issues

        If under applicable law, any Transferred Individual employed outside the U.S. is deemed to have incurred a termination of employment as a result of the Distribution or any other transaction contemplated by the Separation Agreement or this Agreement, which entitles such individual to receive any payment or benefit under any Foreign Plan, governmental plan or arrangement or pursuant to any law or regulation, including severance benefits, notwithstanding such individual's continued employment by the TRICON Group, then TRICON shall be liable for any such payment or benefit and, notwithstanding any other provision hereof, to the extent legally permitted, appropriate adjustments shall be made to the treatment of such individual during such continued employment, including not giving such individual credit for prior service and/or treating such individual as having been newly hired immediately after such deemed termination, for purposes of all applicable Foreign Plans. Liability with respect to such payments shall be the responsibility of TRICON.

C.4     Legally Permitted

        For purposes of this Appendix C, "legally permitted" means permitted under the laws of the country, the labor union, works council, or collective agreement without adverse consequences to PepsiCo, TRICON or Transferred Individuals, as determined by PepsiCo, in its sole discretion, including mandated waiting periods before which working conditions (including benefits) cannot be changed, and upon receiving required agreement from individual employees and/or Plan trustees, foundation boards and members, and any other organizations having a recognized right to determine or affect benefits and/or funding of the Plan.

C.5     Multinational Pooling

        PepsiCo and TRICON shall keep their existing multinational pooling arrangements intact through December 31, 1997. If there is any dividend payable from the consolidated pooling arrangements with respect to the 1997 pool accounting year, that dividend will be allocated between PepsiCo and TRICON proportionately, based on the contribution to the overall surplus of the pooling arrangements by the PepsiCo Group and the TRICON Group, respectively. Alternatively, any net deficits incurred under any one (or all) consolidated pooling arrangement(s) will be apportioned back to the entity which incurred the deficit proportionately based on each entities' contribution to the net deficit.

        Any potential additions (local insurance contracts) to the consolidated pooling arrangement during the remainder of the 1997 international accounting period will be mutually agreed upon between PepsiCo and TRICON.